BASIC LEASE INFORMATION
                      TIMPANOGOS RESEARCH & technology park
                         office building lease agreement

Lease Date:  as of May 7, 1999

"Tenant":  Galaxy Mall, Inc., a Wyoming corporation

Address of Tenant:  890 Industrial Park Dr., Orem, UT 84057

         Contact:  Frank C. Heyman, CFO     Telephone:  (801) 227-0004

"Landlord":  Novell, Inc., a Delaware corporation

Address of Landlord:  1555 North Technology Way, Orem,

         Contact:  Newton Andrus    Telephone:  (801) 228-8611


"Adjusted Rental":  "The sum of the annual Basic Rental and the annual
                    Excess Operating Expenses and Excess Taxes.

"Agency":           Russell  K.  Booth and B.  Thomas  Colemere  both of Mansell
                    Commercial Real Estate Services, Inc. represents Landlord only and the Tenant represents themselves.

"Base Year":        Calendar year 1999

"Basic Rental":     $125,912  per annum  ($10,493  per  month) for the
                    first year. $129,727 per annum ($10,811 per month) for the second year. $133,543 per annum ($11,129 per month) for the third year. $137,358 per annum ($11,446 per month) for the fourth year. $141,173 per annum ($11, 764 per month) for the fifth year.

"Broker":           Mansell Commercial Real Estate Services, Inc.

"Building":         The  Building  located  in the  Park  known  as  "Timpanogos
                    Research and Technology Park (TRTP)" and designated as Building F on the site plan of the park attached hereto as Exhibit A.

"Commencement Date": May 15, 1999

"Common Roadways":  The private common roadways shown  cross-hatched on Exhibit A.

"Estimated Excess   Landlord's estimate of the Excess Operating Expenses, which
Operating           shall  be paid  by   Tenant  to Landlord on a monthly
Expenses":          basis.

"Estimated Excess   Landlord's estimate of the Excess Taxes, which
Taxes"              shall be paid by Tenant to Landlord on a monthly basis after the base year.

"Excess Operating   (i) The amount by which the Operating Expenses  per Square
Expenses":          Foot of RA  (defined in Exhibit E) for any calendar year
                    or portion thereof during the Lease Term exceeds the Operating Expenses Per Square Foot of RA
                    (defined  in Exhibit E) during the Base Year  multiplied  by
                    (ii) the RA of the Premises.

"Excess Taxes":     The product of (i) the amount by which the Taxes per
                    Square Foot of RA (defined in Exhibit E) for any calendar year or portion thereof during the Lease Term exceeds the Taxes per Square Foot of RA during the Base Year, multiplied by (ii) the RA of the Premises.

"Furniture":        Subject to  availability,  Landlord shall provide  furniture for the  Premises  from its  existing  inventory at no extra
                    charge  to  the  Tenant.   If  Tenant  requires   additional
                    furniture,   and  it  is  available   for  Tenant  use  from
                    Landlord's existing inventory, Landlord shall provide it at no extra cost. Landlord and Tenant shall agree on a basic set of components (see Attachment A, Furniture inventory
                    List) prior to installation. Tenant is responsible for any items needing to be purchased over and above current inventory, for all furniture layout, design, delivery (to and from Premises as directed by Landlord), installation by a Landlord approved installer. Tenant is also responsible for any damage to the furniture and for a day-to-day maintenance. Any furniture currently located in the Premises that is not wanted by Tenant shall be returned to Landlord's storage location as directed by Landlord and at Tenant's expense. Tenant accepts furniture in its "as is" condition and shall return it in as good a condition as received, normal wear and tear excepted.

"Guarantor":        None.

"Land": The land upon which the Building is located, which land is shown hatched on Exhibit A1 attached hereto.


"Legal Requirements": Laws and  ordinances of all federal,  state, county, and municipal governments, and rules, regulations, orders and directives of all departments, agencies or offices thereof, and of any other governmental, public or quasi-public authorities having jurisdiction over the Premises, the Property, the Park or any portion(s) thereof.

"Park": All of the Park Buildings together with all of the land in Timpanogos Research and Technology Park outlined on Exhibit A attached hereto comprised of approximately NA acres and all landscaping, driveways, roadways, parking areas and other improvements now or hereafter located on such land.

"Park Buildings":   The  Buildings  located in the Park  including,
                    without limitation, Building F, which Park Buildings are shown on the site plan of the Park attached hereto as Exhibit A.

"Parking":          Upon the terms set forth in Exhibit I attached hereto.

"Permitted Use":    Tenant  shall use and occupy the Premises for general
                    and executive offices, research, development and sales of computer software, hardware, Internet sales, service and support, and for no other use or purpose.

"Premises":         Approximately  7,631 rentable square feet located on the 3rd floor of the Building. The Premises are shown cross-hatched on the floor plan attached hereto as Exhibit B.

"Property":         Collectively  the  Land,  the  Building  together  with  all landscaping, driveways, parking areas and other improvements now or hereafter situated on the land.

"Rentable Area      Approximately 7,631 rentable square feet on the 3rd floor of
(or "RA") of the    Building F.
Premises":

"Restrictive        The  covenants  set forth on Exhibit H attached hereto, and
Covenants":         any amendments or additions thereto pursuant to
                    Paragraph 45.

"Right of First     Subject  to  prior  rights  of any  other tenant,
Offer":             Tenant  shall  have a Right of  First  Offer on the
                    rental space in Building F as it becomes available for lease during the initial Term of the Lease, subject to the terms and conditions of this Lease including Exhibit J attached hereto.

"Security Deposit": $11,764 payable upon execution of the Lease.

"Security           Landlord   currently  provides  basic  security
Services":          services  which  includes  card  access,  24  hour  security patrols  and limited  camera  surveillance.  Landlord  shall provide  one access  card,  without  charge  but  subject to change without notice,  to each employee at the beginning of the  lease  term  and to each  new  employee  when  they are
                    employed.   There  will  be  a  $15.00  charge,  subject  to
                    adjustment without notice, to the Tenant for each card that needs to be replaced or changed for any reason and that is not returned at the end of the lease. Landlord will provide two keys to the locks on the corridor doors entering the Premises, with additional keys to be furnished by the Landlord at Tenant's expense. Any keys or locks needed within the Premises shall be provided by the Landlord at Tenant's expense. Landlord reserves the right to change these services upon notice.

"Shared Park        The Common Roadways, Hard Disk Cafeteria,
Facilities":        Fitness Center and other facilities of the Park described on
                    Exhibit G attached hereto which are used in common on a non-exclusive basis by all tenants of the Park. Landlord reserves the right to change the availability and use of the Shared Park Facilities.

"Signage":          Tenant's  name  shall be  placed  on all  building  standard signage at Landlord's expense. If Tenant occupies more than 50% of the rental space in Building F, they shall have the right to an exterior building sign, subject to Timpanogos
                    Research and Technology Park (TRTP) covenants, conditions and restrictions, and to Landlord's approval, which shall not be unreasonably withheld. Sign to be in keeping with TRTP standards and policies and shall be designed to maintain the professional look of the park.

"Tenant             Landlord shall provide a Tenant  Improvement
Improvements":      Allowance of $1.00 per sq. ft.  ($7,631).  Otherwise  Tenant
                    accepts the Premises in its "as is" condition. Tenant to do own cabling and wiring for data and phone connections and shall provide their own telephony equipment.

"Term": The period commencing on the Commencement Date (as defined below) and subject to and upon the terms and conditions set forth herein or in any exhibit or addendum hereto, continuing for sixty (60) calendar months thereafter provided however, that if the Commencement Date falls on a date other than the first day of a calendar month the expiration date of the primary term shall be extended so as to give effect to the full term specified above in addition to the remainder of the calendar month during which the Commencement Date falls.

         The foregoing Basic Lease Information is hereby incorporated into and made a part of the Lease attached hereto (the "Lease").

         Each reference in the Lease to any of the information and definitions set forth in the Basic Lease information shall mean and refer to the information and definitions hereinabove set forth and shall be used in conjunction with and limited by all references thereto in the provisions of the Lease. In the event of any conflict between any Basic Lease Information and the Lease, the Lease shall control.

LANDLORD:                               Novell, Inc., a Delaware corporation

Date:                     , 1999        By:
     ---------------------

                                        Name:

                                        Title:

TENANT:                                 Galaxy Mall, Inc. a Wyoming corporation

Date:                     , 1999        By:
     ---------------------

                                        Name:

                                        Title:

                     TIMPANOGOS RESEARCH AND TECHNOLOGY PARK
                         OFFICE BUILDING LEASE AGREEMENT

         THIS LEASE AGREEMENT is entered into as of the Lease Date set forth in the Basic Lease Information by and between the Landlord and Tenant named in the Basic Lease.

1.       Definitions and Basic Provisions.

         The definitions and basic provisions set forth in the Basic Lease Information (the "Basic Lease Information") executed by Landlord and Tenant contemporaneously herewith are incorporated herein by reference for all purposes and shall be used in conjunction with and limited by the reference thereto in the provisions of this Lease. As used herein, the term "RA," when referring to the Premises (defined in the Basic lease Information) shall mean and refer to the rentable area of the Premises measured in accordance with the Building Owners and Managers Association ("BOMA") method of measurement. The term RA," when referring to the Building or any other Park Building, shall mean the aggregate total of all RA in the Building in question or in all of the Park Buildings, as applicable. The Landlord reserves the right to re-measure the Premises in accordance with BOMA standards, in which event the Basic Rental will be immediately adjusted to reflect the change in the RA of the Premises.

2.       Lease Grant.

         Landlord, in consideration of the rent to be paid and the other covenants and agreements to be performed by Tenant and upon the terms hereinafter stated, does hereby lease, demise and let unto Tenant the Premises commencing on the Commencement Date and ending on the last day of the Term unless sooner terminated as herein provided.

3.       Rent.

         (a) Tenant shall pay to Landlord Adjusted Rental, which is the sum of the monthly Basic Rental, the monthly Excess Operating Expenses and the monthly Excess Taxes (as defined in the Basic Lease Information), as estimated by Landlord from time to time, in monthly installments in advance on the first day of each month in lawful money of the United States to Landlord at its address set forth above (or such other address as Landlord shall designate in writing to Tenant) without notice or demand and without any abatement, deduction or set-off, for each month of the entire Term. One such monthly installment, shall be payable by Tenant to Landlord upon the execution of this Lease. A like monthly installment shall be due and payable without demand beginning on the first day of the calendar month immediately following the month in which the Commencement Date occurs and continuing thereafter on or before the first day of each succeeding calendar month during the Lease Term. Rent for any fractional month at the beginning of the Lease Term shall be prorated based on one-three hundred sixty-fifth (1/365) of the current annual Adjusted Rental for each day of the partial month this Lease is in effect, and shall be due and payable on or before the first day of the calendar month immediately following the month in which the Commencement Date occurs.

         (b) If all of any sum due under this Lease is not received by its due date, then Tenant, to the extent permitted by law, shall pay, in addition to the sum owed, a late payment charge equal to five percent (5%) of the sum (or portion thereof) which is overdue. If a check remitted t0 pay any sum due to Landlord hereunder shall not be honored upon presentment for payment, then Tenant in addition to the amount owed, shall pay to Landlord on demand a fee of five percent (5%) of the amount owed. Following the dishonor of any check presented for payment, Landlord may require all further payments to be made hereunder to be made by certified check or money order. Also, if Landlord does not receive any Adjusted Rental within thirty (30) days after the due date thereof, or fails to pay any sum (other than Adjusted Rental) which at any time becomes due to Landlord under any provision of this Lease as and when the same becomes due hereunder, then, in either such event, Tenant shall pay Landlord interest on such overdue amounts from the due date thereof until paid at an annual rate (the "Past Due Rate') which equals the lesser of (i) eighteen percent (18%) of (ii) the highest rate then permitted by law. All late payment charges and fees for dishonored checks are to reimburse Landlord for additional costs and expenses which Landlord presently expects to incur in connection with the handling and processing of late or dishonored payments. Provision for such late charge, interest or fee for dishonor shall be in addition to all other rights and remedies available to Landlord hereunder or at law or in equity and shall not be construed as liquidated damages or limiting Landlord's remedies in any manner.

         (c) Tenant's covenants and obligations to pay Adjusted Rental and all additional rental (collectively, the "Rent") hereunder are unconditional and independent of any other covenant or condition imposed on either Landlord or Tenant, whether under this Lease, at law or in equity.

4.       Security Deposit.

         Landlord shall hold the Security Deposit without liability for interest and as security for the performance by Tenant of Tenant's obligations under this Lease. Tenant agrees that such deposit will not be considered an advance payment of rental or a measure of Landlord's damages in case of default by Tenant. Landlord may, from time to time, without prejudice to any other remedy, use such deposit to make good any arrearage in any amount due hereunder and to reimburse Landlord for any other damage, injury, expense or liability caused to Landlord by any breach of this Lease. Following any such application of the Security Deposit, Tenant shall pay to Landlord on demand the amount so applied in order to restore the Security Deposit to its original amount. If Tenant is not then in default hereunder, one-half (1/2) of any remaining balance of the Security Deposit shall be returned by Landlord to Tenant within a reasonable period of time after the expiration of this lease. The balance of the Security Deposit shall be held by Landlord until final computation of any sums (such as the Excess Operating Expenses) which Tenant may owe under this Lease. If Landlord transfers its interest in the Premises during the Lease Term, Landlord may assign the Security Deposit to the transferee and thereafter shall have no further liability for the return of the Security Deposit. Landlord shall not be required to keep the Security Deposit separate from its general funds.

5.       Leasehold Improvements.

         If Landlord has agreed to construct improvements upon the Premises, such improvements shall be installed as provided in Exhibit D attached hereto.

6.       Landlord's Obligations.

         (a) Subject to the following limitations, Landlord shall furnish Tenant while Tenant is occupying the Premises and performing all of its obligations under this Lease, facilities to provide (i) water (hot and cold) for lavatory and cleaning purposes at those points of supply provided for general use of tenants in the Building; (ii) heated and refrigerated air conditioning in season, during Customary Business Hours (defined below), and at such temperatures and in such amounts as are reasonably considered by Landlord to be standard; (iii) janitorial service to the Premises as is reasonably considered by Landlord to be standard on weekdays other than Holidays (as hereinafter defined) and such window-washing as may from time to time in Landlord's judgment reasonably be required; (iv) elevator service in common with other tenants; provided that Landlord may limit the number of elevators in operation at times other than Customary Building Hours; and (v) replacement of Building standard light bulbs and fluorescent tubes. Also, Landlord shall maintain the public and common areas of the Building in reasonably good order and condition; provided, however, that Tenant shall reimburse Landlord for the cost of repairing any damage to such areas occasioned by Tenant, or its employees, contractors agents of invitees. The cost of these facilities and services shall be included in Operating Expenses (as defined in Exhibit F). If Tenant desires any of the services specified in this Paragraph 6 at a time or in an amount other than times or amounts herein designated, such excess service or services shall be supplied to Tenant, subject to availability, upon Tenant's request for such services, which request shall be made in accordance with Landlord's normal operating procedures. Tenant shall pay to Landlord as additional rent the cost of such excess service or services (which may include a charge for depreciation of Landlord's equipment) within fifteen (15) days after Tenant's receipt of a bill therefore. "Customary Business Hours" means 7:00 a.m. to 7:00 p.m. Monday through Friday, and Saturday 9:00 a.m. to 1:00 p.m., except Holidays. "Holidays" means New Year's Day, Martin Luther King Day, Presidents Day, Memorial Day, the Fourth of July, Labor Day, Thanksgiving Day, the Friday following Thanksgiving and Christmas Day. After hours heating, ventilating, air conditioning (HVAC) and electrical service shall be charged at the rate of $10 per hour with the Tenant providing an honest report of after hours usage to the Landlord upon request. If Tenant requests after hours services requiring service personnel, Tenant will be charged for the cost of such service plus an additional charge of 15% of such cost to cover overhead.

         (b) Landlord shall make available to Tenant electric power facilities in the Premises sufficient to furnish power for lighting, personal computers, typewriters, voice writers, calculating machines and other machines of similar low electrical consumption; provided, however, that Landlord shall not provide power in excess of five (5) watts per square foot of RA of the Premises. If, in Landlord's judgment, Tenant's use of power exceeds that permitted by the preceding sentence, Tenant shall bear the entire cost of the excess, including without limitation, the cost of any metering devices which may be necessary to determine the amount of such excess. Landlord shall also make available electric lighting and current for the common areas of the Building in the manner and to the extent deemed by Landlord to be standard.

         (c) Landlord's obligation to make available the utilities described in this Paragraph 6 is subject to the rules and regulations of the suppliers of utilities and of any municipal or other governmental authority regulating the business of providing utility services. Landlord shall not be responsible or liable to Tenant for any loss, damage or expense that Tenant may sustain or incur if either the quantity or character of any utility service is changed. Any riser or risers or wiring to meet Tenant's excess electrical requirements will be installed by landlord at Tenant's sole cost and expense (if approved by Landlord in accordance with Paragraph 9 below). If heat generating machines, equipment, fixtures or devices of any nature whatsoever which affect the temperature otherwise maintained by the air conditioning system are used in the Premises by Tenant, Landlord may install supplementary air conditioning units in the Premises at Tenant's expense (including the cost of installation and the cost of operation and maintenance thereof).

         (d) Landlord's failure to any extent to make available, or any slowdown, stoppage or interruption of, the service set forth in this Paragraph 6 resulting from any cause beyond Landlord's control (as defined in Paragraph 40) shall not render Landlord liable in any respect for damages to person, property or business, nor be construed an eviction of Tenant or work on abatement of Rent, nor relieve Tenant from fulfilling any covenant or agreement hereof; however, Landlord shall use reasonable efforts (and shall not be required to employ any workers at overtime rates) to resume said services in a timely manner.

7.       Condition of Premises.

         TENANT EXPRESSLY ACKNOWLEDGES THAT (A) TENANT HAS THOROUGHLY EXAMINED THE PREMISES AND TAKES AND ACCEPTS THE PREMISES IN ITS "AS IS" CONDITION ON THE COMMENCEMENT DATE, (B) LANDLORD AND LANDLORD'S AGENTS AND EMPLOYEES HAVE MADE NO REPRESENTATIONS OR WARRANTIES AS TO THE CONDITION OF THE PREMISES, THE BUILDING, THE PROPERTY OR THE PARK, NOR HAS LANDLORD MADE ANY COMMITMENTS TO REMODEL, REPAIR OR REDECORATE, EXCEPT AS EXPRESSLY SET FORTH HEREIN AND (C) LANDLORD
EXPRESSLY DISCLAIMS ANY IMPLIED WARRANTY THAT THE PREMISES ARE SUITABLE FOR TENANT'S INTENDED COMMERCIAL PURPOSE. TENANT EXPRESSLY WAIVES AND RELEASES LANDLORD FROM ANY OF SAME.

8.       Use.

         (a) Tenant shall use the Premises only for the Permitted Use (as defined in the Basic Lease Information). Tenant shall not occupy or use the Premises, or permit any portion of the Premises to be occupied or used, for any business or purpose other than the Permitted Use or for any use or purpose which is unlawful in part or in whole or deemed by Landlord to be disreputable in any manor or extra hazardous on account of fire, nor permit anything to be done that will in any way invalidate or increase the rate of insurance on the Building or its contents. Tenant shall promptly upon demand reimburse Landlord for any additional premium charged for any such insurance by reason of Tenant's failure to comply with the provisions of this Paragraph. Tenant will conduct its business and control its agents, employees and invitees in such a manner as not to create any nuisance, interfere with, annoy or disturb other tenants or interfere with Landlord in the management of the Building, the Property or the Park. Tenant will maintain the Premises in a clean, healthful and safe condition and will comply with all laws, ordinances, orders, rules and regulations of all state, federal, municipal and other agencies or bodies having jurisdiction over the Premises and governing the use, condition or occupancy of the Premises, whether existing as of the Commencement Date or enacted subsequent thereto.

         (b) If any governmental license or permit shall be required for the proper and lawful conduct of Tenant's business in the Premises or any part thereof, Tenant shall duly procure and thereafter maintain such license or permit and submit the same to Landlord. Landlord agrees to cooperate with Tenant and to execute such applications, certificates and other documents as Tenant shall reasonably request in order for Tenant to procure or maintain any such license or permit, provided that same is at no cost or expense to Landlord. Tenant shall at all times comply with the terms and conditions of each such license or permit. Tenant shall not at any time use or occupy, or suffer or permit anyone to use or occupy the Premises, or do or permit anything to be done in the Premises, in any manner which (i) violates the existing, permanent Certificate of Occupancy for the Premises; (ii) causes or is likely to cause injury to the Building or any equipment, facilities or systems therein; (iii) constitutes a violation of the Legal Requirements; (iv) materially impairs the character, reputation or appearance of the Building as Class A office Buildings; or (v) materially impairs the proper and economic maintenance, operation and repair of the Building and/or its equipment, facilities or systems.

9.       Tenant's Repairs and Alterations.

         (a) Tenant shall keep and maintain the Premises in a good, clean condition of repair and maintenance. Tenant shall not damage or injure the Premises. If any repairs or maintenance required to be performed by Tenant are not commenced within fifteen (15) days and completed within thirty (30) days after Landlord notifies Tenant of the need for same, Landlord may make such repairs or replacement, and Tenant shall pay the cost thereof (plus an additional charge of fifteen percent (15%) of such cost to cover overhead) to Landlord within fifteen (15) days after Tenant's receipt of a statement from Landlord. Tenant further agrees not to commit or allow any waste or damage to be committed on any portion of the Property, and at the termination of this Lease, by lapse of time or otherwise, Tenant shall deliver up the Premises to Landlord in as good condition as at the Commencement Date, ordinary wear and tear excepted. Except as may be set forth in Exhibit D, Landlord shall not be required to make any improvements or repairs of any kind or character on or to the Property, or any portion thereof, during the Lease Term. Notwithstanding the foregoing, Landlord shall make all necessary repairs to the Building systems servicing but located outside the Premises unless the need for such repair arises out of (1) the performance by Tenant of any alterations or other work,
(2) any act or omission of Tenant or its  employees,  invitees or contractors or
(3) the installation of any equipment, fixtures or property by Tenant in the Premises or the moving of the foregoing in or out of the Premises, in which event Tenant shall be responsible to make the repairs.

         (b) Tenant, without the prior written consent of Landlord, shall not paint, install lighting or decorations (except wall hangings), or install any signs, window or door lettering or advertising media of any type on or about the Property, or any part thereof, or make any other alterations, improvements or physical additions in or to the Property, or any part thereof. All alterations, additions or improvements (whether temporary or permanent in character) made in or upon the property, either by Landlord or Tenant, shall be Landlord's property on termination of this Lease and shall remain on the Property without compensation to Tenant or, at Landlord's option, Tenant shall restore those portions of the Premises which Tenant altered, added to or improved to their original condition. All furniture and unattached, movable trade fixtures and equipment installed in the Premises by Tenant may be removed by Tenant at the termination of this Lease if Tenant so elects. Landlord may require Tenant to remove such items. If the items are not removed, landlord may elect that such items will become Landlord's property. If removal occurs, Tenant, at Tenant's expense, shall repair and restore to its original condition any portion of the Premises which is damaged by such removal. All such installations, removals and restorations shall be accomplished in a good workmanlike manner so as not to damage the Premises or the primary structure or structural qualities of the Building or any plumbing or electrical lines or other utility facilities. All contractors used by Tenant in performance of any alterations or other work in the Premises shall be subject to the approval of Landlord, such approval not to be unreasonably withheld provided that with respect to any structural, mechanical or electrical work (regardless of the cost thereof) Tenant will use Landlord's contractors. If the cost of the alterations or other work to be performed by Tenant as reasonably estimated by landlord shall exceed $30,000 (i) Landlord shall have the right to require Tenant to use Landlord's architect and
(ii) Tenant shall at Landlord's option use Landlord, Landlord's property manager or Landlord's outside construction manager as construction manager for the project and Tenant shall pay to such construction manager a fee equal to 3% of the cost of such alteration work. Notwithstanding anything herein to the contrary, with respect to any non-structural alteration which (i) does not affect any Building system or any portion of the Building outside the Premises and (ii) does not cost more than $30,000, the consent of Landlord will not be unreasonably withheld or delayed. In addition, with respect to painting and other cosmetic work that does not cost more than $30,000 in the aggregate, Landlord's consent shall not be required provided Landlord receives at least 10 days advance notice thereof. Promptly after Tenant completes any alteration, it will deliver to Landlord a set of as-built drawings.

10.      Assignment and Subletting.

         (a) Tenant shall not, either voluntarily or by operation of law, assign all or any portion of this Lease, nor sublet the Premises or any part thereof, nor permit the Premises or any part thereof to be occupied by any person other than Tenant or Tenant's employees, without the prior written consent of Landlord. If Tenant desires to assign this lease or sublet the Premises or any part thereof, Tenant shall so notify Landlord at least sixty (60) days prior to the date on which Tenant desires to make such assignment or sublease, which notice shall contain all material terms of the proposed assignment or sublease and financial information regarding the proposed assignee or subtenant as a condition of such sublease or assignment, Landlord may require plans to verify compliance with Building and fire codes. Landlord may assess a reasonable fee for review of such plans. If Tenant desires to assign this Lease, Landlord shall have the option within thirty (30) days after receipt of such notice to notify Tenant in writing that Landlord elects to terminate this Lease as of the date specified by Tenant for said assignment. If Tenant desires to sublet more than 50% of the RA of the Premises, Landlord shall have the option within thirty (30) days after receipt of such notice to notify Tenant in writing that Landlord elects to terminate this Lease as of the date specified by Tenant for such subletting. If Landlord fails to timely exercise the foregoing recapture right or if the requested sublease does not trigger a recapture right on behalf of Landlord, then Landlord shall have forty-five (45) days after receipt of such notice to notify Tenant whether Landlord consents to such an assignment or subletting. Landlord shall not unreasonably withhold or delay its consent to a subletting provided that (a) the sublessee under any such subletting shall be such person or entity as in the Landlord's judgment is of a character and engaged in a business such as is in keeping with the standards of the Park and its occupancy, (b) the sublessee shall have sufficient net worth to perform its obligations under its sublease, (c) the sublessee shall not be a (i) government or a governmental authority or a subdivision or an agency of any government or any governmental authority, (ii) a tenant of the Landlord elsewhere in the Park,
(iii) an entity or person with whom the Landlord has negotiated (for purposes hereof, "negotiated" shall mean exchanging of written proposals, leases being prepared or drafts distributed and modified) for a proposed lease of space in the Park at any time during the six (6) month period prior to the receipt of said notice by the Landlord or (iv) competitor of Landlord and (d) the space so to be sublet shall be regular in shape. If Landlord fails to notify Tenant in writing of such election within said forty-five (45) day period, Landlord shall be deemed to have denied consent to such assignment or sublease. If Landlord consents to a sublease, Tenant shall provide, at its expense, direct access from the sublet space to a public corridor of the Building in accordance with plans and specifications approved by Landlord. No assignment or subletting by Tenant shall relieve Tenant of any obligations under this lease. Landlord's consent to any assignment, sublease or other transaction shall not be deemed a consent to any other or subsequent transaction.

         (b) If Landlord consents to any subletting or assignment by Tenant as hereinabove provided and the rent, additional rent and other consideration received by Tenant under or relating to such sublease exceeds the Rent payable to Landlord under this Lease, or if Tenant receives any consideration from the assignee under any such assignment, then 100% of such excess rents and consideration under or relating to such sublease or 100% of such consideration for any assignment shall automatically be due and payable by Tenant to Landlord as additional rent hereunder.

         (c) Landlord may transfer and assign, in whole or in part, its rights and obligations hereunder concurrently with the transfer and assignment of all or any portion of the Park and in such event and upon assumption by the transferee of Landlord's obligations hereunder (any such transferee to have the benefit of, and be subject to, the provisions of this Lease), no further liability or obligation shall thereafter accrue against Landlord hereunder.

         (d) If Tenant is a corporation, then any merger, consolidation, dissolution or liquidation, or any change (whether in one or a series of transactions) in ownership or power to vote of fifty percent (50%) or more of its outstanding voting stock shall constitute an assignment of this Lease requiring the consent of Landlord. If Tenant is a partnership, joint venture of other entity, then any liquidation or dissolution, or any transfer of ownership of interests totaling fifty percent (50%) or more of the total interests in such entity (whether in one or a services of transactions) shall constitute an assignment of this Lease requiring the consent of Landlord. The provisions of this clause (d) shall not be applicable so long as the stock of Tenant is traded at a recognized regional stock exchange.

         (e) Tenant agrees that it shall not place (or permit the placement of) any signs on or about the Premises or the Park, nor conduct (or permit anyone to conduct) any public advertising which includes any pictures, renderings, sketches or other representations of any Building (or a portion thereof) with respect to any proposed assignment or subletting of the Premises, without Landlord's prior written consent. In all events, Tenant shall comply with all applicable governmental regulations.

         (f) Tenant shall not mortgage, pledge, hypothecate or otherwise encumber (or grant a security interests in) this Lease or any of Tenant's rights hereunder.

         (g) Landlord may terminate this Lease if Tenant sells, transfers, exchanges, distributes, or otherwise disposes of more than thirty percent (30%) of its assets (except in the ordinary course of business, in a public offering of the Tenant's stock, or in a merger or acquisition) unless after such disposition, the net worth of Tenant as demonstrated to the reasonable satisfaction of Landlord is an amount acceptable to the Landlord.

         (h) If Tenant assigns this Lease or sublets all or substantially all of the Premises, any option then held by Tenant (such as an option to renew this Lease or to expand the size of the Premises) shall terminate automatically upon the assignment or sublease unless approved otherwise by Landlord.

         (i) Tenant shall pay Landlord's reasonable expenses incurred in reviewing any request by Tenant under this Paragraph upon demand.

         (j) If the Premises or any part thereof are sublet or used or occupied by anyone other than Tenant, whether or not in violation of this Lease, Landlord may, after default by Tenant and expiration of tenant's time to cure such default, collect rent from the subtenant or occupant. Landlord may apply the net amount collected to the Rent, but no such subletting, occupancy or collection shall be deemed a waiver of any of the provisions of this Paragraph 10 or the acceptance of the subtenant or occupant as tenant, or a release of Tenant from the performance of Tenant's obligations under this Lease. Landlord's consent to any subletting or use or occupancy by others shall not relieve Tenant of its obligations to obtain Landlord's written consent to any other subletting, use or occupancy by others.

11.      Compliance with Laws.

         Tenant shall comply with all Legal Requirements which relate to Tenant's use of the Premises or Tenant's method of operation therein , or impose any violation, order or duty on Tenant by reason thereof. Tenant shall pay all the costs, expenses, penalties and damages which may be imposed upon Landlord by reason of Tenant's failure to fully and promptly comply with and observe the provisions of this Paragraph. Landlord shall comply with all Legal Requirements which relate to the Shared Park facilities. Landlord agrees to remedy any non-compliance with Legal Requirements elsewhere in the Park if such non-compliance has the effect of preventing or hindering Tenant from obtaining a permit, certificate or approval that Tenant is entitled to obtain hereunder from local authorities.

12.      Indemnity.

         (a) Landlord shall not be liable or responsible to Tenant for any loss or damage to any property or person occasioned by theft, act of God, public enemy, injunction, riot, strike, insurrection, war, court order, requisition or order of governmental body or authority, or for any damage or inconvenience that may arise through repair or alteration of any part of the Building or any part of the Park, or failure to make any such repairs unless caused by the gross negligence or willful misconduct of Landlord. In addition, Landlord shall not be liable to Tenant, or to Tenant's agents, servants, employees, customers or invitees and Tenant shall indemnify, defend and hold harmless Landlord of and from all fines, suits, claims, demands, losses, liabilities, actions and costs (including court costs and attorneys' fees, at trial and on appeal) arising in whole or in part from (i) any injury to person or damage to property caused by any act, omission or neglect of Tenant, Tenant's agents, servants, employees, customers or invitees, (ii) Tenant's use of the Premises or the conduct of Tenant's business or profession, (iii) any activity, work, or thing done, permitted or suffered buy Tenant in or about the Premises or (iv) any breach or default in the performance of any obligation on Tenant's part to be performed under the terms of this Lease unless caused by the gross negligence or willful misconduct of Landlord.

         (b) Tenant shall not (i) do any act or things in respect of the Premises, or use or occupy the Premises, or conduct Tenant's business in any manner, or (ii) permit or suffer to be done any act or thing or fail to act in respect of the Premises, whereby the fire insurance or any other insurance then in effect for the Building, the Property or any other part of the Park or any part thereof shall become void or suspended or whereby any insurance premiums maintained by Landlord (or imputed premiums, if Landlords self-insures) shall be higher than those which would normally have been in effect for the occupancy contemplated under the Permitted Uses in this Paragraph, if the breach is not due to circumstances beyond Tenant's reasonable control and if Tenant shall not have remedied the breach within ten (10) days of Landlord's written notice of the breach to tenant, then in addition to all other rights and remedies of Landlord hereunder, Tenant shall (i) indemnify and hold Landlord and its affiliates harmless from and against any loss which would have been covered by insurance which shall have become void or suspended because of such breach by Tenant, and (ii) pay to Landlord any and all increases of premiums (including imputed premiums) on any insurance resulting from any such breach.

         (c) Tenant shall defend, indemnify and hold harmless Landlord, its affiliates and its or their officers, directors, employees and agents, ("Landlord's Indemnitees") from and against any and all claims arising from or in connection with any work or thing whatsoever done in the Premises, any act, omission, or any condition created in the Premises by Tenant or any of its subtenants, or its or their agents, employees, invitees or contractors, or any accident, bodily injury (including death) or damage to property, including damage to property of Tenant or its employees, agents, or invitees occurring in the Premises, unless (i) caused by the gross negligence of Landlord, its agents, employees, or contractors, or (ii) caused by or relating to any breach or default by Landlord in the full and promptly performance of Landlord's obligations under this lease which remains uncured beyond a reasonable period of time after Landlord is given notice thereof by Tenant.

         (d) Tenant shall defend, indemnify and hold harmless Landlord's Indemnities from and against any and all claims arising from or in connection with (i) any condition or any accident, bodily injury (including death) or damage to property, including damage to property of Tenant or its employees, agents, invitees, or contractors, occurring in the Shared Park Facilities, to the extent caused by the acts, omissions or negligence of Tenant, its agents, employees, invitees, or contractors; (ii) any breach or default by Tenant in the full and prompt performance of Tenant's obligations under this Lease; (iii) bodily injuries (including death) suffered by Tenant's employees, agents, contractors or invitees; and (iv) damage to property belonging to Tenant, its employees, agents, contractors or invitees.

         (e) Notwithstanding any provision to the contrary, Tenant shall look solely to Landlord's interests in the Park in the event of any claim against Landlord arising out of this Lease. No other properties or assets of Landlord or any agent or employee of Landlord shall be subject to levy, execution or other enforcement procedures for the satisfaction of any remedy of Tenant arising out of this Lease. Landlord in no event shall be liable for consequential damages arising out of any loss of use of the Demised Premises or any equipment or facilities therein by Tenant or any person claiming through Tenant.

         (f) The indemnity and hold harmless agreements in this Paragraph shall include indemnification from and against any and all liability, fines, suits, demands, costs and expenses of any kind or nature (including, without limitation, reasonable attorneys' fees and disbursements) incurred in or in connection with any such claim or proceeding brought thereon, and the defense thereof, but shall be limited to the extent any proceeds actually collected by Landlord or Tenant (as the case may be) or such injured party under policies owned by Landlord or Tenant (as the case may be) or such injured party with respect to such damage or injury are insufficient to satisfy same. The indemnity and hold harmless agreements in this Paragraph in favor or a party shall not apply in cases of that party's sole negligence.

13.      Subordination.

         (a) This Lease and all rights of Tenant hereunder are and shall be subject and subordinate to any deeds of trust, mortgages or other instruments of security ("Security Instruments"), as well as to any ground leases or primary leases ("Master Leases"), that now or hereafter cover any of the Property or any interest of Landlord therein, and to any and all advances made on the security thereof, and to any and all increases, renewals, modifications, consolidations, replacements and extensions thereof. Landlord hereby expressly reserves the right, at its option and declaration, to place Security Instruments and Master Leases on and against any of the Property or any interest of Landlord therein, superior in effect to this Lease and the estate created hereby. This clause shall be self-operative and no further instrument of subordination need be required, however, upon Landlord's request, or upon the request of any holder (a "Holder") under any Security Instrument, or of any lessor (a "Lessor") under any Master Lease, Tenant shall execute promptly any instrument (including without limitation an amendment to this Lease that does not materially and adversely affect Tenant's rights or duties under this Lease) or instruments intended to subordinate this Lease or to evidence the subordination of this Lease to any such Security Instrument or Master Lease. Tenant hereby appoints Landlord Tenant's attorney in fact to execute any such instrument for and on behalf of Tenant.

         (b) In the event of the enforcement by a Holder under any Security Instrument of the remedies provided for by law or by such Security Instrument, or in the event of the termination of any Master Lease, the Holder or the Lessor may terminate this Lease or may continue this lease in full force and effect as a direct lease between such Holder or Lessor and Tenant. If the Holder or Lessor continues this lease, Tenant will attorn to and automatically become the tenant of such successor in interest without change in the terms or other provisions of this Lease (Tenant hereby waiving any right Tenant may have to terminate this Lease or surrender possession of the Premises) and this Lease shall continue in full force and effect; provided however, that such successor in interest shall not be bound by or liable for (i) any payment of Rent for more than one month in advance, (ii) any amendment or modification of this lease made without the written consent of such Holder, Lessor or successor in interest, or (iii) any offset, claim or cause of action which Tenant may have against Landlord relating to the period which is prior to the time Tenant becomes the tenant of such successor in interest. Upon request by any Holder, Lessor or successor in interest to either, Tenant shall execute and deliver an instrument confirming this attornment herein provided for.

         (c) Tenant agrees that any Holder or Lessor may at any time subordinate any rights which Holder or Lessor may hold to the rights of Tenant under this Lease.

14.      Rules and Regulations.

         Tenant shall comply fully with the rules and regulations of the Building, the Property and the Park that are attached hereto as Exhibit C, and made a part hereof as though fully set out herein. Tenant shall further be responsible for the compliance with such rules and regulations by the employees, servants, agents, contractors, visitors and invitees of Tenant. Landlord reserves the right to amend or rescind any of the rules and regulations and to make such other and further rules and regulations as in its reasonable judgment shall from time to time be prudent in the operation and management of the Premises, the Property and/or the Park, which rules and regulations shall be binding upon Tenant upon notice to Tenant of same provided that Landlord agrees to give advance notice to Tenant of any amendment to the rules and regulations and to consider Tenant's comments thereto, if any.

15.      Inspection.

         Landlord and its officers, agents and representatives shall have the right to enter into and upon any and all parts of the Premises at all reasonable hours (or, if any emergency, at any hour) for all reasonable purposes, including, without limitation, showing the Premises to prospective tenants, purchasers or lenders; and Tenant shall not be entitled to any abatement or reduction of Rent by reason thereof, nor shall such be deemed to be an actual or constructive eviction. Unless there is an emergency, Landlord shall give prior notice to Tenant and shall allow a representative to accompany Landlord provided such representative does not interfere with such entry.

16.      Condemnation.

         (a) If all of the Premises shall be taken by any public or quasi-public authority under the power of condemnation, eminent domain or expropriation, or in the event of conveyance of all of the Premises in lieu thereof, this Lease shall terminate as of the day possession shall be taken by such authority. If ten percent (10%) or less of the Premises shall be so taken or conveyed, this Lease shall terminate only in respect of the part so taken or conveyed as of the day possession shall be taken by such authority. If more than ten percent (10%) of the Premises or if a material portion of the Property shall be so taken or conveyed, this Lease shall terminate only in respect of the part of the Premises, so taken or conveyed as of the day possession shall be taken by such authority, but Landlord and Tenant shall have the right to terminate this lease upon notice given to the other party within 30 days after such taking of possession.

         (b) If this Lease shall continue in effect as to any portion of the Premises not so taken or conveyed, the Basic Rent and the RA of the Premises shall be computed on the basis of the remainder of the Premises as of the day possession shall be taken. Except as specifically provided herein, in the event of any such taking or conveyance there shall be no reduction in Rent. If this Lease shall continue in effect, Landlord shall make all necessary alterations so as to constitute the remainder of the Premises a complete tenantable unit. Landlord shall do so at its expense, but shall be obligated only to the extent of the net award or other compensation (after deducting all expenses in connection with obtaining same) available to Landlord for the improvements taken or conveyed (excluding any award or other compensation for land). Within thirty
(30) days of Landlord's receipt of the net award or other compensation, Landlord shall advise Tenant whether such funds are sufficient or constitute the remainder of the Premises a complete tenantable unit. If such funds are not sufficient and if Landlord elects therefore not to proceed, or if for any other reason Landlord does not make such alterations to constitute the remainder of the Premises a tenantable unit, Tenant shall have the right upon notice to terminate this Lease.

         (c) All awards and compensation for any taking or conveyance, whether for the whole or a part of the Premises, the Property or any other portion of the Park shall be property of Landlord, and Tenant hereby assigns to Landlord all of Tenant's right, title and interest in and to any and all such awards and compensation. Tenant shall be entitled to claim in the condemnation proceeding such award or compensation as may be allowed for Tenant's personal property and for loss of business, and the cost of Tenant's relocation, but only if such award or compensation shall be made by the condemning authority in addition to, and shall not result in a reduction of, the award or compensation made by it to Landlord.

17.      Fire or Other Casualty.

         If the Premises or the Building shall be destroyed or materially damaged and Landlord is unable to restore the Premises or the Building to an acceptable condition within a reasonable amount of time, then either party may terminate this lease by notice to the other within thirty (30) days after the occurrence of the casualty, and this lease shall terminate as of the date of the casualty. If neither party terminates this Lease, Landlord shall proceed with reasonable diligence and at its sole cost and expense to rebuild and repair the Premises or the Building, as the case may be, and this Lease shall continue in full force and effect. If the casualty is due wholly or in part to an act or omission of Tenant or Tenant's agents, employees, invitees or contractors, Tenant shall pay to Landlord any deductible under Landlord's insurance policies. Notwithstanding the foregoing, if any Holder requires that the insurance proceeds be used to retire a debt, or if any Lessor should terminate a Master Lease as a result of any such casualty, then Landlord may elect not to rebuild and this lease shall terminate upon delivery to Tenant of a notice to that effect. Landlord's obligation to rebuild and repair under this Paragraph 17 shall in all events be limited to restoring the Premises to substantially the condition same were in immediately preceding the casualty, excluding all signs, fixtures, equipment or furniture of Tenant and any alterations, additions or improvements to the Premises made by tenant, whether prior to or after the Commencement Date. Tenant agrees that promptly after completion of such work by Landlord, Tenant shall proceed with reasonable diligence and at its sole cost and expense to rebuild, repair and restore all signs, furniture, equipment, fixtures and other improvements which may have been placed by Tenant within the Premises. Provided that the casualty did not occur by reason of any act or omission of Tenant or Tenant's agents, employees, invitees or contractors, Landlord shall allow Tenant a diminution of Basic Rental during the time the Premises are unfit for occupancy, which diminution shall be based upon the proportion of square feet which are unfit for occupancy to the total square feet in the Premises. Except as hereinafter provided, any insurance which may be carried by Landlord or Tenant against loss or damage to the Building or to the Premises shall be for the sole benefit of the party carrying such insurance and under its sole control. Tenant shall be responsible for obtaining fire and extended coverage insurance for full replacement cost upon all improvements and fixtures installed in the Premises at Tenant's expense, if any, and the contents of the Premises.

18.      Holding Over.

         Should Tenant, or any of its successors in interest, hold over the Premises, or any part thereof, after the expiration of the Lease Term, unless otherwise agreed in writing by Landlord, such holding over shall constitute and be construed as a tenancy at will only, at a daily rental equal to the daily Rent payable for the last month of the Lease Term plus one hundred percent (100%) of such amount. The inclusion of the preceding sentence shall not be construed as landlord's consent for Tenant to hold over.

19.      Taxes on Tenant's Property.

         Tenant shall be liable for all taxes levied or assessed against all personal property, furniture or fixtures placed by Tenant in the Premises. If any such taxes for which Tenant is liable are levied or assessed against landlord or Landlord's property and if Landlord pays same or if the assessed value of Landlord's property is increased by inclusion of personal property, furniture or fixtures placed by Tenant in the Premises, and Landlord pays the taxes based on such increase, Tenant shall pay to Landlord upon demand that part of such taxes for which Tenant is primarily liable hereunder.

20.      Events of Default.

         The following events shall be deemed to be events of default by Tenant under this Lease:

         (a) Tenant shall fail to pay when due any Adjusted Rental or other sums payable by Tenant hereunder and such failures continues for a period of five (5) days after written notice to Tenant by Landlord (or under any other lease now or hereafter executed by Tenant in connection with space in the Property).

         (b) Tenant shall fail to comply with or observe any other provision of this lease (or any other lease now or hereafter executed by tenant in connection with space in the Park), and such failure continues for fifteen (15) days after delivery to Tenant of notice thereof, provided that if such failure cannot with due diligence be cured within said 15 days period, said failure shall not constitute an event of default if Tenant commences to cure such default within 10 days after its occurrence and thereafter diligently proceeds to cure such default to completion.

         (c) Tenant shall make a transfer in fraud of creditors or an assignment for the benefit of creditors.

         (d) Any petition shall be filed by or against Tenant under any appropriate federal or state bankruptcy or insolvency law and with respect to an involuntary petition, same is not dismissed within 60 days after its filing; or Tenant shall be adjudged bankrupt or insolvent in proceedings filed thereunder; or Tenant shall admit that it cannot meet its financial obligations as they become due. For additional provisions regarding Tenant's bankruptcy see Exhibit F.

         (e) A receiver or trustee shall be appointed for all or substantially all of the assets of Tenant.

         (f) One ore more of the event enumerated in clauses (c), (d) and (e) occurs to Guarantor.

         (g) Tenant shall abandon any portion of the Premises. For purposes of this Lease, Tenant shall be deemed to have abandoned the Premises if Tenant fails to utilize all or substantially all of the Premises for the purpose permitted herein for ten (10) or more consecutive days.

         (h) Tenant shall do or permit to be done anything which creates a lien upon the Premises which is not removed within 20 days after its creation.

         (i) Tenant shall fail to execute an Estoppel Certificate in the form and time period requested by Landlord pursuant to Paragraph 30.

21.      Remedies.

         Upon the occurrence of any event of default by either party specified in this Lease, the other party may pursue any and all remedies which it may then have hereunder or at law or in equity, including, without limitation, any one or more of the remedies listed in this section. In all cases, each party agrees that it will make commercially reasonable efforts to mitigate damages from any default by the other party.

         (a) Terminate this Lease, in which event Tenant immediately shall surrender the Premises to Landlord, and if Tenant fails to do so, Landlord may, without prejudice to any other remedy which it may have for possession or any arrearage in Rent hereunder or at law or in equity, enter upon and take possession of the Premises. To the extent permitted by law, Tenant agrees to pay to Landlord on demand the amount of all loss, cost, expense and damage which Landlord may suffer or incur by reason of such termination, whether through inability (after a commercially reasonable effort) to relet the Premises on satisfactory terms or otherwise, including the following:

            (i) the worth at the time of award of any unpaid Rent which had been earned at the time of such termination; plus

            (ii) the worth at the time of award of the amount by which the unpaid Rent which would have been earned after termination until the time of award exceeds the amount of such rental loss which Tenant proves could have been reasonably avoided; plus

            (iii) the worth at the time of award of the amount by which the unpaid Rent for the balance of the term after the time of award exceeds the amount of such rental loss that Tenant proves could have been reasonably avoided; plus

            (iv) any other amount, including court costs, or costs of reletting (including leasing and refitting costs), necessary to compensate Landlord for all detriment proximately caused by Tenant's failure to perform Tenant's obligations under this Lease or which in the ordinary course of things would be likely to result therefrom; plus

            (v) at Landlord's election, such other amounts in addition to or in lieu of the foregoing as may be permitted from time to time by applicable law; and

            (vi) all reasonable attorneys' fees incurred by Landlord relating to the default and termination of this Lease.

         All Rent shall be computed on the basis of the amount thereof which was due and payable to Landlord for the month immediately prior to default.

         As used in subparagraphs (i) and (ii) above, the "worth at the time of award" is to be computed by allowing interest at the Past Due Rate.

         As used in subparagraph (iii) above, the "worth at the time of award is to be computed by discounting such amount at the discount rate of the Federal Reserve Bank of New York at the time of the award plus one percent (1%).

         (b) Enter upon and take possession of the Premises by virtue of the laws of the State of Utah for summary proceedings for possession of real estate or such other proceeding as may be applicable, and if Landlord so elects, relet all or any part of the Premises on such terms as Landlord shall deem advisable (including, without limitation, such concessions and free rent as Landlord deems necessary or desirable) and receive and retain all of the rent therefor; and Tenant agrees (i) to pay to Landlord on demand any deficiency that may arise by reason of such reletting for the remainder of the Lease Term (or any extension thereof, if the event of default occurs during such extension term), and (ii) that Tenant shall not be entitled to any rents or other payments received by Landlord in connection with such reletting even if such rents and other payments are in excess of the amounts that would otherwise be payable to Landlord under this Lease. Tenant shall be liable immediately to Landlord for all costs Landlord incurs in reletting the Premises, including, without limitation, brokers' commissions, reasonable attorneys' fees incurred in connection with the reletting and in connection with Tenant's default hereunder, expenses of repairing, altering and remodeling the Premises required by the reletting, and like costs. Tenant expressly acknowledges that Landlord has no duty to relet the Premises, that Landlord may offer all or any part of the Premises for any period, to any tenant and for any use which Landlord may elect, and that Landlord may offer for lease any vacant space in the Park Buildings prior to offering the Premises for lease.

         (c) Make such payments or enter upon the Premises, and perform whatever Tenant is obligated to pay or perform under the terms of this Lease; and Tenant agrees to reimburse Landlord on demand for any expenditures and expenses (together with interest thereon at the Past Due Rate from the date paid by Landlord) which Landlord may make or incur in thus effecting compliance with Tenant's obligations under this Lease.

         (d) Receive from Tenant all sums, the payment of which may have been waived or abated by Landlord or which may have been paid by Landlord pursuant to any agreement to grant Tenant a rental abatement or other monetary inducement or concession, including but not limited to any tenant finish allowance or moving allowance, it being agreed that any such concession or abatement was made on the basis that Tenant fully perform all obligations and covenants under the Lease for the entire Lease Term.

         (e) Collect, from time to time, by suit or otherwise, each installment of Rent or other sum as it becomes due hereunder, or to enforce, from time to time, by suit or otherwise, any term or provision hereof on the part of Tenant required to be kept or performed.

         (f) No re-entry or taking possession of the Premises by Landlord shall be construed as an election on Landlord's part to terminate this Lease, unless a written notice of such intention be given to Tenant. Notwithstanding any such reletting or re-entry or taking possession, Landlord may at any time thereafter terminate this Lease for a previous default. Pursuit of any remedy set forth herein shall not preclude pursuit of any other remedy provided herein or available at law, nor shall pursuit of any remedy constitute a forfeiture or waiver of any Rent due to Landlord hereunder or of any damage suffered by Landlord because of the violation of any term of this Lease. Landlord's acceptance of any Rent following an event of default hereunder shall not waive such event of default. No payment by Tenant or receipt by Landlord of any amount less than the amounts due by Tenant hereunder shall be deemed to be other than on account of the amounts due by Tenant hereunder, nor shall an endorsement or statement on any check or document accompanying any payment be deemed an accord and satisfaction.

         (g) If Landlord takes possession of the Premises as permitted herein, Landlord may keep in place and use all furniture, fixtures and equipment at the Premises, including that which is owned by or leased to Tenant at all times prior to any foreclosure thereon by Landlord or repossession thereof by a lessor thereof or third party having a lien thereon. Landlord also may remove from the Premises (without the necessity of obtaining a distress warrant, writ of sequestration or other legal process) all or any portion of such furniture, fixtures, equipment and other property located thereon and store same at any premises within Utah County, Utah. In such event, Tenant shall pay to Landlord all costs incurred by Landlord in connection with such removal and storage and shall indemnify and hold Landlord harmless from all loss, damage, cost, expense and liability in connection with such removal and storage. Landlord's rights herein are in addition to any and all other rights which Landlord has or may hereafter have at law or in equity.

         (h) If Landlord must notify Tenant of any failure (monetary or non-monetary) of Tenant to comply with any provision of this Lease, that obligation to notify Tenant shall terminate following the second such notice delivered to Tenant within any twelve-month period during the Lease Term.

22.      Landlord's Liability.

         Landlord shall not be in default under this lease unless and until it fails to perform an obligation hereunder within thirty (30) days after written notice by Tenant to Landlord specifying the obligation which Landlord had not performed. However, if Landlord's obligation reasonably requires more than thirty (30) days for its performance, Landlord shall not be in default if it commences performance within such thirty-day period and uses reasonable efforts to complete same. Tenant has no right to claim any nature of lien against the Building or the Property or to withhold, deduct from or offset against any Rent or other sums to be paid to Landlord. All obligations of Landlord hereunder are binding upon Landlord only during the period of its ownership of the Property. The term "Landlord" means only the owner, for the time being, of the Property. In the event of the transfer by such owner of its interest in the Property, such owner shall thereupon be released and discharged from all covenants and obligations of Landlord thereafter accruing, but such covenants and obligations shall be binding during the Lease Term upon each new owner for the duration of such owner's ownership. Any liability of Landlord to Tenant relating to this lease shall be limited to the interest of Landlord in the Premises, and Landlord shall not be personally liable for any deficiency.

23.      Surrender of Premises.

         No act or thing done by Landlord or its agents during the Lease Term shall be deemed an acceptance of a surrender of the Premises, and no agreement to accept a surrender of the Premises shall be valid unless the same be made in writing and signed by Landlord.

24.      Attorneys' Fees.

         In the event that any action or proceeding is brought to enforce any term, covenant or condition of this Lease on the part of Landlord or Tenant, the prevailing party in such action or proceeding shall be entitled to reasonable attorneys' fees to be fixed by the court therein.

25.      Mechanic's Liens.

         Tenant will not permit any mechanic's liens or liens to be placed upon the Premises, the Building or any other portion of the Park, or any portion thereof, caused by or resulting from any work performed, materials furnished or obligation incurred by or at the request of Tenant, and in the case of the filing of any such lien; Tenant will immediately pay or otherwise obtain the release of same. If default in compliance with this Paragraph shall continue for fifteen (15) days after delivery to Tenant of a notice thereof from Landlord, Landlord shall have the right and privilege at Landlord's option of paying the same or any portion thereof without inquiry as to the validity thereof, and any amounts so paid, including expenses and interest, shall be so much additional rent hereunder due from Tenant to Landlord and shall be repaid to Landlord
(together with interest at the Past Due Rate from the date paid by landlord) within fifteen (15) days after delivery to Tenant of a request from Landlord therefor.

26.      No Subrogation-Insurance.

         (a) Each party hereto waives any cause of action it might have against the other party on account of any loss or damage that is insured against under any insurance policy (to the extent that such loss or damage is recoverable under such insurance policy) that covers the Premises, the Building, Landlord's or Tenant's fixtures, personal property, leasehold improvements or business and which names Landlord or Tenant, as the case may be, as a party insured. Notwithstanding the foregoing, the release in the preceding sentence shall be applicable and in force and effect only so long as and to the extent that such release does not invalidate any policy or policies of insurance now or hereafter maintained by the other party hereto. Each party hereto agrees that it will request its insurance carrier to endorse all applicable policies waiving the carrier's rights of recovery under subrogation or otherwise against the other party and obtain such waiver of subrogation if it is obtainable at no extra cost or expense to the insured (or if there is an extra cost if the other party pays such extra cost).

         (b) Tenant shall maintain a policy of comprehensive general liability insurance pertaining to its use and occupancy of the Premises hereunder, with premiums thereof fully paid in advance, issued by and binding upon a solvent insurance company qualified to do business in the State of Utah, such insurance to name Landlord as an additional insured. Such policy shall afford minimum protection of not less than Four Million and No/100 Dollars ($4,000,000.00) combined single limit for bodily injury, death to any one person, or property damage in any one occurrence. Additionally, Tenant shall obtain and maintain (i) a contractual liability coverage endorsement with "incidental contract" coverage including all oral or written contracts relating to the named insured's business and (ii) All Risk insurance in respect to Tenant's stock in trade, fixtures, furnishings, floor covering, equipment and all other property of Tenant in the Premises, insuring 100% insurable value of such property. The adequacy of the coverage afforded by said liability insurance shall be subject to review by Landlord from time to time, and if Landlord is advised by Landlord's insurance agent that a prudent businessman in Utah County, Utah, using the Premises for the Permitted Use, would increase the limits of said insurance, Tenant shall to that extent increase the insurance coverage required by this Paragraph 26. In addition to the remedies provided in Paragraph 21 of this Lease, if Tenant fails to maintain the insurance required by this Paragraph 26, Landlord may, but is not obligated to, obtain such insurance without notice to Tenant and Tenant shall pay to Landlord upon demand as additional rental the premium cost thereof plus interest at the Past Due Rate from the date of payment by Landlord until repaid by Tenant.

         (c) Upon Tenant's execution of this Lease and at any time from time to time thereafter when Landlord so requests, Tenant shall furnish a certificate of insurance and other evidence satisfactory to Landlord of the maintenance of all insurance coverages required hereunder, and Tenant shall obtain a written obligation on the part of each insurance company to notify Landlord at least thirty (30) days prior to cancellation or material change of any such insurance. All insurance required by this Paragraph 26 shall be primary and noncontributing with any insurance which may be carried by Landlord.

27.      Brokerage.

         Tenant warrants that it has had no dealings with any broker or agent in connection with the negotiation or execution of this Lease other than the Broker (as defined in the Basic Lease Information), and Tenant agrees to indemnify Landlord against all costs, expenses, attorneys' fees or other liability for commissions or other compensation or charges claimed by any broker or agent other than Broker who claims same by, through or under Tenant.

28.      Building Name.

         Landlord reserves the right at any time to give a name to the Building or to change the name by which the Building is designated.

29.      Estoppel Certificates.

         Tenant agrees to furnish from time to time when requested by (a) Landlord, (b) a Holder or a Lessor, or (c) any prospective Holder, Lessor or purchaser of the Building or the Property, a certificate signed by Tenant confirming such factual certifications and representations as to the terms and conditions of this Lease and amendments, if any, as may be deemed appropriate by Landlord or any such Holder, Lessor, or purchaser, and Tenant shall, within fifteen (15) days following Tenant's receipt of said proposed certificate from Landlord, return a fully executed copy of said certificate to Landlord. In the event Tenant fails to return a fully executed copy of such certificate to Landlord within said fifteen-day period, then Tenant conclusively shall be deemed to have approved and confirmed all of the terms, certifications and representations contained in such certificate.

30.      Notices.

         Each provision of this Lease, or of any applicable governmental laws, ordinances, regulations, and other requirements with reference to the sending, mailing or delivery of any notice, or with reference to the making of any payment by Tenant or Landlord, shall be deemed to be complied with when and if the following specs are taken:

         (a) All Rent and other payments required to be made by Tenant to Landlord hereunder shall be payable to, and must be received by, Landlord on the date due and at the address set forth in the Basic Lease Information or at such other address as Landlord may specify from time to time by written notice delivered in accordance herewith.

         (b) Any notice, request or documents (excluding Rent and other payments) permitted or required to be delivered hereunder must be in writing and shall be deemed delivered upon receipt if actually received and whether or not received when deposited in the United States mail, postage prepaid, certified mail (with or without return receipt requested), addressed to the parties hereto at the respective addresses set forth in the Basic Lease Information or at such other address as either of said parties have theretofore specified by written notice delivered in accordance herewith.

     If and when included within the term "Tenant" as used in this Lease there are more than one person, firm or corporation, all shall arrange among themselves for their joint execution of such notices specifying some individual at some specific address for the receipt of notices and payments to Tenant. All parties included within the term "Tenant" shall be bound by notices and payments given in accordance with the provisions of this Paragraph the same as if each had received such notice or payment.

31.      Severability.

         If any clause or provision of this Lease is illegal, invalid or unenforceable under present or future laws effective during the Lease Term, then and in that event, it is the intention of the parties hereto that the remainder of this Lease shall not be affected thereby, and it is also the intention of the parties to this Lease that in lieu of each clause or provision of this Lease that is illegal, invalid or unenforceable, there be added as part of this lease a clause or provision as similar in terms to such illegal, invalid or unenforceable clause or provision as may be possible and be legal, valid and enforceable.

32.      Amendments:  No Waiver:  Binding Effect.

         This Lease may not be altered, changed or amended, except by instrument in writing signed by both parties hereto. No provision of this lease shall be deemed to have been waived by Landlord or Tenant unless such waiver be in writing signed by the party making the waiver and addressed to the other party, nor shall any custom or practice which may evolve between the parties in the administration of the terms hereof be construed to waive or lessen the right of Landlord to insist upon the performance by Tenant in strict accordance with the terms hereof. The terms and conditions contained in this Lease shall apply to, inure to the benefit of, and be binding upon the parties hereto, and upon their respective successors in interest and legal representatives, except as otherwise herein expressly provided.

33.      Quiet Enjoyment.

         Tenant shall peaceably and quietly hold and enjoy the Premises for the Lease Term, without hindrance from Landlord or Landlord's successors or assigns, subject to (i) the terms and conditions of this Lease, including the performance by Tenant of all of the terms and conditions of this Lease to be performed by Tenant, including the payment of rent and other amounts due hereunder, and (ii) actions and claims of any person or entity holding superior title to that of Landlord, including, but not by way of limitation, any person or entity who holds an interest in the Premises to which the leasehold interests created by this lease is subordinate.

34.      Gender.

         Words of any gender used in this Lease shall be held and construed to include any other gender, and words in the singular number shall be held to include the plural, unless the context otherwise requires.

35.      Joint and Several Liability.

         If there be more than one Tenant, the obligations hereunder imposed upon Tenant shall be joint and several. If there be a Guarantor of Tenant's obligations hereunder, the obligations hereunder imposed upon Tenant shall be the joint and several obligations of Tenant and Guarantor and Landlord need not first proceed against Tenant before proceeding against Guarantor nor shall Guarantor be released from its guaranty for any reason whatsoever, including, without limitation, in case of any amendments hereto, waivers hereof or failure to give Guarantor any notices hereunder.

36.      Certain Rights Reserved by Landlord.

         Landlord shall have the following rights, exercisable without notice and without liability to Tenant for damage or injury to property, person or business and without effecting an eviction, constructive or actual, or disturbance of Tenant's use or possession or giving rise to any claim for Set-off or abatement of Rent:

         (a) To decorate and to make repairs, alterations, additions, changes or improvement, whether structural or otherwise, in and about the Premises, the Building and/or the Park, or any part thereof, and for such purpose to enter upon the Premise, the Building or other parts of the park and, during the continuance of any such work, to temporarily close doors, entryways, public space and corridors in the Premises, the Building or other parts of the Park, to store materials in the premises, to interrupt or temporarily suspend Building services and facilities, to change the arrangement and location of entrances or passageways, doors and doorways, corridors, elevators, stairs, toilets, or other public parts of the Building, and to change the arrangement and location of all parking areas, sidewalks and driveways situated upon the Land or elsewhere in the Park, all without abatement of Rent or affecting any of Tenant's obligations hereunder, so long as the Premises are reasonably accessible.

         (b) To grant to anyone the exclusive right to conduct any business or render any service in or to the Building, provided such exclusive right shall not operate to exclude Tenant from the use expressly permitted herein.

         (c) To prohibit the placing of vending or dispensing machines of any kind in or about the Premises without the prior written permission of Landlord.

         (d) To take all such reasonable measures as Landlord may deem advisable for the security of the Property and its occupants, including, without limitation, the evacuation of the Building for cause, suspected cause, or for drill purposes, the temporary denial of access to the Building, and the closing of the Building after Customary Business Hours and on Saturdays, Sundays and Holidays, subject, however, to Tenant's right to admittance when the Building is closed after Customary Business Hours under such reasonable regulations as Landlord may prescribe from time to time which may include, by way of example but not of limitation, that persons entering or leaving the Building, whether or not during Customary Business Hours, use a pass key, or identify themselves to a security officer by registration or otherwise and that such persons establish their right to enter or leave the Building.

37.      Notice to Lender.

         Tenant agrees to deliver by certified mail to any Holder or Lessor a copy of any written notice of nonperformance given by Tenant to Landlord, specifying the alleged failure to perform in reasonable detail, provided that prior to giving any such notice to Landlord, Tenant has been notified in writing of the address of such Holder or Lessor. Tenant further agrees that if Landlord fails to cure any nonperformance within the time provided for in this Lease, then any such Holder or Lessor shall have an additional forty-five (45) days within which to cure such nonperformance, or if same cannot be cured within that time, then such additional time as may be necessary for cure if, within such sixty-day period, such holder or lessor has commenced performance of such obligation and diligently pursues the same to completion, including but not limited to commencement of foreclosure proceedings necessary to effect such cure.

38.      Captions.

         The captions contained in this Lease are for convenience of reference only, and in no way limit or enlarge the terms and conditions of this Lease.

39.      Miscellaneous.

         (a) Any approval by Landlord or Landlord's architects and/or engineers of any of Tenant's drawings, plans and specifications that are prepared in connection with any construction of improvements in the Premises shall not in any way be construed or operate to bind Landlord or to constitute a representation or warranty of Landlord as to the adequacy or sufficiency of such drawings, plans and specifications, or the improvements to which they relate, for any use, purpose, or condition, but such approval shall merely be the consent of Landlord as may be required hereunder in connection with Tenant's construction of improvements in the Premises in accordance with such drawings, plans and specifications.

         (b) Each and every covenant and agreement contained in this Lease is, and shall be construed to be, a separate and independent covenant and agreement.

         (c) There shall be no merger of this Lease or of the leasehold estate hereby created with the fee estate in the Premises or any part thereof by reason of the fact that he same person may acquire or hold, directly or indirectly, this Lease or the leasehold estate herby created or any interest in this Lease or in such leasehold estate as well as the fee estate in the Premises or any interest in such fee estate.

         (d) Neither Landlord nor Landlord's agents or brokers have made any representations or promises with respect to the Property, or any portion thereof, except as herein expressly set forth and no rights, easements or licenses are acquired by Tenant by implication or otherwise except as expressly set forth in the provisions of this Lease.

         (e) The submission of this Lease to Tenant for examination does not constitute an offer, reservation or option in favor of Tenant, and Tenant shall have no rights with respect to this Lease or the Premises unless and until Landlord shall execute a copy of this Lease and deliver the same to Tenant.

         (f) This Lease shall be subject to any and all easements, rights-of-way, covenants, liens, conditions, restrictions, outstanding mineral interest and royalty interests, if any, relating to the Park, to the extent, and only to the extent, same still may be in force and effect and either shown in of record in the Office of the County Clerk of Utah County, Utah or apparent on the Property.

         (g) Tenant shall not bring or permit to remain on the Premises any asbestos, lead, PCBs, petroleum or petroleum products, explosives, toxic materials, or substances defined as hazardous wastes, hazardous materials, or hazardous substances under any federal, state, or local law or regulation ("Hazardous Materials"). Tenant's violation of the foregoing prohibition shall constitute a material breach and default hereunder and Tenant shall indemnify, hold harmless and defend Landlord from and against any claims, damages, penalties, liabilities, and costs (including reasonable attorneys' fees and court costs) caused by or arising out of (i) a violation of the foregoing prohibition or (ii) the presence or any release of any Hazardous Materials on, under, or about the Premises during Tenant's occupancy or control of the Premises. Tenant shall clean up, remove, remediate and repair any soil or ground water contamination and damage caused by the presence or release of any Hazardous Materials in, on, under, or about the Premises during Tenant's occupancy of the Premises in conformance with the requirements of applicable law. Tenant shall immediately give Landlord written notice of any suspected breach of this Paragraph, upon learning of the presence or any release of any Hazardous Materials, and upon receiving any notices from governmental agencies pertaining to Hazardous Materials which may affect the Premises. The obligations of Tenant hereunder shall survive the expiration or earlier termination, for any reason, of this Lease.

         (h) Tenant shall not record this Lease.

         (i) Tenant warrants that its signatory to this Lease is a duly appointed officer of Tenant with authority to bind Tenant to all of the obligations hereof.

         (j) The tem "business day," when used herein, shall mean every day that is not a Saturday, Sunday or Holiday.

         (k) Except as expressly provided herein, whenever this Lease calls for a consent or approval of Landlord, or the exercise of Landlord's judgment, the granting or denial of such approval and the exercise of such judgment shall be within the sole discretion of Landlord and Landlord shall not, for any reason or to any extent, be required to grant such approval or consent or exercise such judgment in any manner regardless of the reasonableness of either the request or Landlord's judgment.

         (l) Tenant shall have the right to use the Shared Park Facilities on a nonexclusive basis together with Landlord and all other occupants of the Park subject to the rules and regulations promulgated or to be promulgated by Landlord with respect to the use of the Shared Park Facilities. Tenant shall pay to Landlord, as additional rent hereunder, a subsidy on behalf of Tenant's employees and invitees with respect to use of the Hard Disk Cafeteria located in the Park. Such subsidy shall be based on the aggregate deficit of the cafeteria and on the RA of the Premises and the rentable area of all Park Buildings. Such subsidy under the Paragraph shall not exceed Five Thousand dollars ($5,000) in any calendar year during the initial term hereof. Landlord reserves the right at its sole discretion to discontinue the Fitness Center, the Hard Disk Cafe, and other amenities as part of the Shared Facilities. Landlord reserves the right to change the availability and use of the Shared Park Facilities.

         (m) Tenant shall summon the appropriate municipal emergency forces (police, fire department, or ambulance, as the case may be) in the event of fire, serious injury or other emergency in the Premises immediately upon obtaining knowledge thereof. Immediately after summoning municipal emergency forces, Tenant shall advise Landlord and the security forces. Tenant shall cooperate fully with local and/or regional emergency forces and with Landlord during any emergency.

         (n) Tenant acknowledges that certain of Landlord's employees are members of a Site Emergency Control Force and will, in response to a signal by Landlord, assemble to address an emergency anywhere in the Park. None of these personnel will be held liable by Tenant for any actions taken in responding to an emergency in the Park; further, Tenant shall indemnify and hold Landlord, its agents and employees harmless from and against any and all claims brought by Tenant's employees, contractors, agents or invitees and any of their dependents, heirs, successors or assigns arising out of any act or omission, including negligence, of the members of the Emergency Control Force and Landlord's Emergency Medical Technicians which may occur while carrying out their duties in responding to an emergency in the Park.

         (o) All payments required to be made hereunder other than Basic Rent shall constitute additional rent hereunder. Landlord shall have the same rights and remedies with respect to the non-payment of additional rent as it is with respect to the non-payment of Basic Rent.

         (p) If Tenant shall default in the performance of any of Tenant's obligations under this Lease, Landlord, without thereby waiving such default, may (but shall not be obligated to) perform the same for the account and at the expense of Tenant, without notice in a case of emergency, and in any other case only if such default continues after the expiration of five (5) days from the date Landlord gives Tenant notice of the default. Bills for any such expenses incurred by Landlord, and bills for all reasonable costs, expenses and disbursements, including reasonable attorneys' fees and expenses, involved in collecting the Rent or enforcing any rights against Tenant or Tenant's obligations hereunder, may be sent by Landlord to Tenant immediately, and such amounts shall be due and payable in accordance with their terms.

40.      Force Majeure.

         If Landlord is delayed in performing an obligation of Landlord hereunder as a result of strikes, lockouts, shortages of labor, fuel or materials, acts of God, legal requirements, fire or other casualty, or any other cause beyond Landlord's control, then performance of such obligation shall be excused for the period of such delay, and the period to perform such obligation shall be extended by the number of days equivalent to the number of days of such delay. Landlord shall not be required to settle or compromise any strike, lockout or other labor disputes, the resolution thereof being within the sole discretion of Landlord.

41.      Applicable Law.

         This Lease shall be governed in all respects by the laws of the State of Utah. Landlord and Tenant intend to conform strictly to all applicable state and federal usury laws. All agreements between Landlord and Tenant, whether now existing or hereafter arising and whether written or oral, are expressly limited so that in no contingency or event whatsoever shall the amount contracted for, charged or received by Landlord for the use, forbearance or detention of money exceed the maximum amount which Landlord is legally entitled to contract for, charge or collected under applicable state or federal law. If, from any circumstance whatsoever, fulfillment of any provision hereof at the time performance of such provision shall be due shall involve transcending the limit of validity prescribed by law, then the obligation to be fulfilled shall be automatically reduced to the limit of such validity, and if from any such circumstance, Landlord shall ever receive as interest or otherwise an amount in excess of the maximum that can be legally collected, then such amount which would be excessive interest shall be applied to the reduction of the Rent; and if such amount which would be excessive interest exceed the Rent, then such additional amount shall be refunded to Tenant.

42.      Third Party Rights.

         Nothing herein expressed or implied is intended, or shall be construed, to confer upon or give to any person or entity, other than the parties hereto, any right or remedy under or by reason of this Lease.

43.      Americans With Disabilities Act.

         Landlord and Tenant acknowledge that during the term of this Lease, the Americans With Disabilities Act. 42 U.S.C.A. 12101 et seq. (the "Act"), may require modifications to the Premises, the Building and to the Park. With respect to the Act, Landlord and tenant agree as follows:

         (a) Landlord shall be responsible for any modifications to the Premises required to bring the Premises into compliance with the Act as it reads as of the date of commencement hereof.

         (b) Landlord shall modify the improvements which constitute the Building (other than the Premises) and the Shared Park Facilities if required to bring the Building and the Shared Park Facilities in compliance with the Act, as same may be modified from time to time. The cost of such modifications shall be amortized upon such reasonable basis as Landlord may elect and shall be included in the Operating Expenses.

         (c) If, during the term hereof, changes in the Act require modifications or alterations to the Premises or if Tenant makes any changes to the Premises that cause the Premises to be out of compliance with the Act,
Tenant shall, following notification of Landlord, be responsible for, and expressly agrees to pay (or reimburse Landlord) for the cost of any modifications or alterations required to bring the Premises into compliance with the Act. All alterations and modifications to the Premises shall be done in a good and workmanlike manner and court costs) arising out of or related to the other's failure to perform any of its obligations under this Paragraph 43.

44.      Site Plan and restrictive Covenants.

         Tenant agrees that it will not occupy or use the Premises in violation of or perform any act which violates the site plan for the Park or any of the Restrictive Covenants, as they may hereafter be amended from time to time.

45.      Furniture.

         Subject to availability, Landlord shall provide furniture for the Premises from its existing inventory at no extra charge to Tenant. If Tenant requires additional furniture, and it is available for Tenant use from Landlords existing inventory, Landlord shall provide it at no extra cost. Landlord and Tenant shall agree on a basic set of components (see Attachment A, Furniture Inventory List) prior to installation. Tenant is responsible for any items needing to be purchased over and above current inventory, for all furniture layout, design, deliver (to and from Premises as directed by landlord), installation by a Landlord approved installer. Tenant is also responsible for any damage to the Furniture and for a day-to-day maintenance. Any furniture currently located in the Premises that is not wanted by Tenant shall be returned to Landlord's storage location as directed by Landlord and at Tenant's expense. Tenant accepts furniture in its "as is" condition and shall return it in as good a condition as received, normal wear and tear excepted.

46.      Tenant Improvements.

         Landlord shall not provide a Tenant Improvement Allowance. Any Tenant improvements are subject to Landlord approval and the terms of the Lease and shall be provided by the Tenant. Tenant to do own cabling and wiring for data and phone connections and shall provide their own telephony equipment.

47.      Right of First Offer.

         Subject to Prior rights of any other tenant, Tenant shall have a Right of First Offer on the rental space in Building F as it becomes available for lease during the initial Term of the Lease, subject to the terms and conditions of this Lease including Exhibit J attached hereto.

48.      Security Services.

         Landlord currently provides basic security services which includes card access, 24 hour security patrols and limited camera surveillance. Landlord shall provide one access card, without charge but subject to change without notice, to each employee at the beginning of the lease term and to each new employee when they are employed. There will be a $15.00 charge, subject to adjustment without notice, to the Tenant for each card that needs to be replaced or changed for any reason and that is not returned at the end of the lease. Landlord will provide two keys to the locks on the corridor doors entering the Premises, with additional keys to be furnished by the Landlord at Tenant's expense. Any keys or locks needed within the Premises shall be provided by the Landlord at Tenant's expense. Landlord reserves the right to change these services upon notice.

49.      Signage.

         Tenant's name shall be placed on all building standard signage at Landlord's expense. If Tenant occupies more than 50% of the rental space in Building F, they shall have the right to an exterior building sign, subject to Timpanogos Research and Technology Park (TRTP) covenants, conditions and restrictions, and to Landlord's approval, which shall not be unreasonably withheld. Sign to be in keeping with TRTP standards and policies and shall be designed to maintain the professional look of the Park.

50.      Exhibits and Attachments.

         All exhibits and attachments, riders and addenda referred to in this Lease and the exhibits listed below and attached hereto are incorporated into this Lease and made a part hereof for all intents and purposes as if fully set out herein. All capitalized terms used in such documents shall, unless otherwise defined therein, have the same meanings as are set forth herein.

             Exhibit A               -Site Plan of the Park
             Exhibit A-1             -Land Owned and Controlled by Landlord
             Exhibit B               -Plans of Premises located in the Building
             Exhibit C               -Rules and Regulations
             Exhibit D               -Leasehold Improvements
             Exhibit D-1             -Space Plan
             Exhibit E               -Operating Expenses
             Exhibit F               -Bankruptcy
             Exhibit G               -Shared Park Facilities
             Exhibit H               -Restrictive Covenants
             Exhibit I               -Parking
             Exhibit J               -Right of First Offer
             Attachment A            -Furniture Inventory List

DATED as of the date first written.

                                     LANDLORD:

                                     Novell, Inc., a Delaware corporation


Date: 14, May, 1999                  By:

                                     Name:

                                     Title:

                                     TENANT:

                                     Galaxy Mall, Inc., a Wyoming corporation


Date 14 May, 1999                    By:

                                     Name:

                                     Title:

                                    exhibit A

                                 OREM SITE PLAN
                                   exhibit a-1

                                      LAND
                           (Novell Owned & Controlled)
                                    exhibit B

                              BOMA SPACE ALLOCATION
                                (Orem Building F)
                                    exhibit C

                              RULES AND REGULATIONS

         The following rules and regulations shall apply, where applicable, to the Property and the Park and to each portion thereof:

         1. Smoking will not be permitted within the Building or any other Park Building. No tenant or tenant's agent, employee, invitee or contractor may smoke anywhere on the Land other than areas outside the Building which are expressly designated as smoking areas.

         2. Sidewalks, doorways, vestibules, halls, stairways and other similar areas shall not be obstructed by tenants or used by any tenant for any purpose other than ingress and egress to and from that tenant's premises and for going from one to another part of the Park.

         3. Plumbing, fixtures and appliances shall be used only for the purposes for which designed, and no sweepings, rubbish, rags or other unsuitable material shall be thrown or placed therein. Damage resulting to any such fixtures or appliances from misuse by a tenant or such tenant's agents, employees or invitees shall be paid by such tenant and Landlord shall not in any case be responsible therefore.

         4. No signs, advertisement or notices shall be painted or affixed on or to any windows or doors or other exterior part of the Building (or be visible from any public or common area) unless they are of such color, size and style and in such places as shall be first approved in wiring by Landlord. Landlord, at each tenant's sole cost and expense, shall install all letters or numbers by or on doors in such tenant's premises which letters or numbers shall be in Building standard graphics. No nails, hooks or screws shall be driven or inserted in any part of the Building outside the premises except by any Building maintenance personnel nor shall any part of any Building be defaced by tenants. No curtains or other window treatments shall be placed between the glass and the Building standard window treatments.

         5. Two keys to the locks on the corridor doors entering each tenant's premises shall be furnished by Landlord free of charge, with any additional keys to be furnished by landlord to each tenant, at such tenant's cost. Landlords shall provide all locks for other doors in each tenant's premises, at the cost of such tenant, and no tenant shall place any additional lock or locks on any door in or to its premises without Landlord's prior written consent. All such keys shall remain the property of Landlord. Each tenant shall give to Landlord the explanation of the combination of all locks for safes, safe cabinets and vault doors, if any, in such tenant's premises.

         6. With respect to work being performed by tenants in any premises with the approval of Landlord, all tenants will refer all contractors, contractors' representatives and installation technicians rendering any service to them to Landlord for Landlord's supervision, approval and control before the performance of any contractual services. This provision shall apply to all work performed in the Building including, but not limited to, installations of telephones, telegraph equipment, electrical devices and attachments, doors, entrances, and any and all installations of every nature affecting floors, walls, woodwork, trim windows, ceilings, equipment and any other physical portion of the Building.

         7. Movement in or out of the Building of furniture or office equipment, or dispatch or receipt by tenants of any bulky material or merchandise which requires use of elevators or stairways, or movement through the Building entrances or lobby shall be restricted to such hours as Landlord shall designate. All such movements shall be under the supervision of Landlord and in the manner agreed between the tenants and landlord by pre-arrangement before performance. Such pre-arrangement initiated by a tenant will include Landlord's determination, and be subject to Landlord's decision and control, as to the time, method, and routing of movement and as to limitations for safety or other concern which may prohibit any article, equipment or any other item from being brought in to the Building. Tenants shall assume all risk as to the damage to articles moved and injury to persons or public engaged or not engaged in such movement, including equipment, property and personnel of Landlord if damaged or injured as a result of acts in connection with carrying out this service for a tenant from time of entering the Property to completion of work; and Landlord shall not be liable for acts of any person engaged in, or damage or loss to any of said property or persons resulting from, any act in connection with such service performed for a tenant.

         8. Landlord may prescribe the weight and position of safes and other heavy equipment or items, which shall in all cases, to distribute weight, stand on supporting devices approved by Landlord. All damages done to the Building by the installation or removal of any property of a tenant, or done by a tenant's property while in the Building, shall be repaired at the expense of such tenant. Each tenant shall bear all costs incurred by Landlord or such tenant in determining the feasibility or actual installation of any such heavy equipment. A tenant shall notify the Building manager when safes or other heavy equipment are to be taken in or out of the Building, and the moving shall be done under the supervision of the Building manager, after written permission from Landlord. Persons employed to move such property must be acceptable to Landlord.

         9. Corridor doors, when not in use, shall be kept closed.

         10. Each tenant shall cooperate with Landlord's employees in keeping its premises neat and clean.

         11. Landlord shall be in no way responsible to the tenants, their agents, employees or invitees for any loss of property from the premises or public areas or for any damages to any property thereon from any cause whatsoever.

         12. To ensure orderly operation of the Building, no ice, mineral or other water, towels, newspapers, etc. shall be delivered to any premises except by persons appointed or approved by Landlord in writing.

         13. Should a tenant require telegraphic, telephonic, annunciator or other communication service, Landlord will direct the electrician where and how wires are to be introduced and placed and none shall be introduced or placed except as Landlord shall direct. Except as provided in each tenant's lease, electric current shall not be used for heating or nonstandard power requirements without Landlord's prior written permission.

         14. Tenant shall not make or permit any improper, objectionable or unpleasant noises or odors in the Building or otherwise interfere in any way with other tenants or persons having business with them.

         15. Nothing shall be swept or thrown into the corridors, halls, elevator shafts or stairways. No birds or animals shall be brought into or kept in, on or about any tenant's premises, except as may be allowed by law.

         16. No machinery of any kind shall be operated by any tenant in its premises without the prior written consent of Landlord, no shall any tenant use or keep in the Building any inflammable or explosive fluid or substance.

         17. No portion of any tenant's premises shall at any time be used or occupied as sleeping or lodging quarters.

         18. Each tenant and its agents, employees and invitees shall park only in those areas designated by Landlord for parking and shall not park on nay public or private streets contiguous to, surrounding or in the vicinity of the Building without Landlord's prior written consent.

         19. Landlord will not be responsible for lost or stolen property, money or jewelry from any tenant's premises or public or common areas regardless of whether such loss occurs when the area is locked against entry or not.

                                    exhibit D

                             LEASEHOLD IMPROVEMENTS

         This Exhibit D sets forth the terms and conditions governing the design and construction of the tenant improvements ("Tenant Work") to be installed in the Premises.

         1. Tenant's Representative. Tenant has appointed (to be designated) as its authorized representative ("Tenant Representative"), who has full power and authority to bind Tenant for all actions taken with regard to the Tenant Work. In the event that the individual named above as Tenant's Representative is unavailable for a period in excess of three (3) business days, Tenant shall designate an alternative Tenant Representative who shall have full power and authority to bind Tenant, and shall notify Landlord of the name of the alternative Tenant Representative and of the duration of the period such person shall act as Tenant's Representative and of the duration of the period such person shall act as Tenant's Representative. Tenant hereby ratifies all actions and decisions with regard to the Tenant Work that Tenant's Representative may have taken or made prior to the execution of this Lease. Landlord shall not be obligated to respond to or act upon any plan, drawing, change order or approval or other matter relating to the Tenant Work until it has been approved by Tenant's Representative. Landlord hereby designates (to be designated) as the person(s) authorized to receive notices from Tenant. Neither Tenant nor Tenant's Representative shall be authorized to receive notices from Tenant. Neither Tenant nor Tenant's Representative shall be authorized to direct Landlord's general contractor with respect to the Tenant Work. If Landlord's general contractor performs any such work under the direction of Tenant or Tenant's Representative, then Landlord shall have no liability for the cost of such work, the cost of corrective work required as a result of such work, any delay that may result from such work, or any other problem in connection with such work.

         2. Leasehold Improvements. Landlord has constructed the base building improvements in the Premises, including without limitation Building standard light fixtures, Building standard HVAC, ceiling grids and ceiling ties.

         3. Allowances.

               (a) Allowance for Tenant Work. Tenant shall receive as a credit against the cost of the Tenant Work an amount up to $7,631 less ten percent (10%) of actual construction costs thereof which shall be retained by Landlord for construction management, to be applied toward the cost of the construction of the Tenant Work ("Improvement Allowance"). Landlord shall pay the cost of construction of the Tenant Work directly to Landlord's general contractor and charge the cost thereof against the Improvement Allowance.

               (b) Allowance for Design Services. Tenant shall receive as a credit against the cost of the preparation or review by Landlord's architect of the Space Plan and Drawings and Specifications (both as defined below) (collectively, the "Tenant Plans") for the Tenant Work, an allowance of $0 per usable square foot of the Premises (the "Plan Allowance"). The Plan Allowance shall be in addition to the Improvement Allowance. All costs and expenses of preparing the Tenant Plans shall be credited first against the Plan Allowance. If said cost exceeds the Plan Allowance, such excess shall be payable directly by Tenant to Landlord within ten (10) days after Landlord's delivery to Tenant of an invoice therefore.

         4. Design.

         (a) Tenant Plans.


               (i) Space Plan: The term "Space Plan" shall mean the plan to be agreed upon by Landlord and Tenant and attached hereto and made a part hereof as Exhibit D-1 to the Lease.

               (ii)  Drawings  and   Specifications:   The  term  "Drawings  and
         Specifications" shall mean the construction working drawings, the mechanical, electrical and other technical specifications, and the finishing details, including wall finishes and colors and technical and mechanical equipment installation, if any, all of which detail the installation of the Tenant Work. A list of the page titles, reference numbers and dates which constitute the fully approved Drawings and Specifications shall be initialed by each party and attached hereto and made a part hereof as Exhibit D-2 to the Lease.

         (b) Time Periods for Design of Tenant Plans. The following maximum time periods shall be allowed for the following matters:


                                Action                                Time Limits (Based on Business Days)
                                ------                                ------------------------------------
   (i)    Tenant furnishes all necessary  information to
          Landlord's  space  planner to enable the space
          planner  to prepare  the Space  Plan  (locates
          partitions      and      doors,      indicates
          mechanical/electrical/plumbing    requirements
          (including HVAC, lighting, acoustical or extra
          floorload requirements)

  (i)     10 business days after the Lease Date              (ii)    10 business days after receipt of information
          (ii) Landlord delivers to Tenant draft of Space            specified in (i)
          Plan

 (iii)    Tenant approves Space Plan or delivers to          (iii)   5 business days after delivery of Space Plan
          Landlord any requested minor changes to Space
          Plan

 (iv)     If necessary, Landlord delivers revised Space      (iv)    5 business days after receipt of requested
          Plan to Tenant                                             revisions

  (v)     Tenant approves revised Space Plan to Tenant        (v)    3 business days after deliver to Tenant

 (vi)     Tenant furnishes information to Landlords          (vi)    5 business days after Tenant approves the
          architect required to enable Landlord's                    Space Plan
          architect to prepare Drawings and
          Specifications (i.e  mechanical, electrical,
          telephones, finish selections, etc.)

 (vii)    Landlord delivers Drawings and Specifications      (vii)   10 business days after receipt of information
          to Tenant                                                  specified in (vi)

(viii)    Tenant approves or requests minor changes to      (viii)   3 business days after delivery of Drawings and
          Drawings and Specifications                                Specifications to Tenant

 (ix)     If necessary, Landlord delivers revised            (ix)    3 business days after receipt of requested
          Drawings and Specifications to Tenant                      revisions

  (x)     Tenant approves revised Drawings and                (x)    2 business days after delivery to Tenant
          Specifications

(xi)      Landlord  provides  Tenant  with  (1) the Cost     (xi) 6  business  days  after  agreement  upon
           estimate (as defined  below) and (2)                   Drawings and Specifications
          timing for   installation of
          Tenant Work


         (c) Approvals by Landlord. Each party shall evidence its approval of each component of the Tenant Plans by executing same. All Tenant Plans, and any changes, additions or modifications that Tenant desires to make to the Tenant Plans, shall be subject to Landlord's prior written approval.

         5. Pricing and Construction.

         (a) Cost Estimate. The "Cost Estimate" shall include all amounts charged by Landlord's contractor for performing all work and providing all materials in connection with the Tenant Work (including Landlord's contractor's general conditions, overhead and profit).

         (b)  Payments  by  Tenant  for  Costs  in  Excess  of  the  Improvement
Allowance. In the event the cost of the Tenant Work exceeds the Improvement Allowance, all such excess costs shall be payable by Tenant as follows:

               (i) Fifty percent (50%) shall be due and payable upon Tenant's receipt of the Cost Estimate pursuant to Paragraph 4(b).

               (ii) Fifty percent (50%) shall be due and payable when such work is commenced.

         (c) Construction. After approval of the Drawings and Specifications and determination of the Cost Estimate, Landlord shall administer the construction of the Tenant Work in accordance with the approved Drawings and Specifications and approved change orders. All Tenant Work shall be constructed by Landlord's general contractor.

         6. Change Orders. If Tenant requests any change or addition to the Tenant Work after Tenant's and landlord's approval of the Drawings and Specifications and determination of the Cost Estimate, Landlord shall respond to Tenant's request for consent as soon as possible. If Landlord approves such request, Landlord shall as soon as practicable after such approval notify Tenant of any increase in the cost of the Tenant Work due to such change order and the delay in Substantial Completion of the Premises, if any, due to the change order. To the extent the cost of the change order exceeds the Improvement Allowance, all excess cost attributable to the change order shall be payable along with the ten percent (10%) overhead and administration fee described in Paragraph 3(a) above to Landlord by Tenant upon approval by Tenant of the change order cost and/or delay, if any.

         7. Substantial Completion.

               (a) General. Landlord shall use reasonable efforts to Substantially Complete (as defined below) the Tenant Work on or before the Estimated Commencement Date, but neither the validity of this lease nor the obligations of Tenant under this Lease shall be affected by a failure to Substantially Complete the Premises by such date, and Tenant shall have no claim against Landlord because of Landlord's failure to Substantially Complete the Premises on the Estimated Commencement Date.

               (b) Substantial Completion. "Substantial Completion" of the Premises shall be deemed conclusively to have occurred as soon as the Tenant Work has been constructed in accordance with the approved Drawings and Specifications and approved change orders, and the Premises are ready to be utilized for their intended purpose. The Premises shall be considered Substantially Complete and ready to be utilized for their intended purpose even though there remain to be completed in the Premises minor details of construction, decoration or mechanical adjustment, the lack of completion of which will not materially interfere with Tenant's permitted use of the Premises and which may be completed without undue noise or dust or without otherwise unreasonably disrupting Tenant's operations from the Premises ("punch list items"). In the event of a Tenant Delay, for purposes of establishing the Commencement Date, Substantial Completion shall be deemed to occur on the date it would have occurred but for the Tenant Delay, as determined by Landlord's architect.

               (c) Tenant Delays. The following items shall be referred to individually as a "Tenant Delay": (i) Tenant's failure to comply with any of the deadlines specified in this Exhibit D; (ii) Tenant's request for changes or additions to the Tenant Work subsequent to the date of Landlord's approval of the Drawings and Specifications; (iii) Tenant's failure to pay when due any amounts required pursuant to this Exhibit D; (iv) the performance of any work by any person or firm employed or retained by Tenant which performance results in an increase in the time to complete the Tenant Work; (v) Tenant's request for materials, finishes or installations which are not available as needed to meet the general contractor's schedule for Substantial Completion; (vi) Tenant's or Tenant's agent, including Tenant's contractors, vendors, and Representative's interference with the general contractor's schedule; or (vii) any other delay which directly results from Tenant's actions.

               (d) Punch List. Prior to delivery of possession of the Premises to Tenant, Landlord shall prepare a preliminary punch list for Landlord and Tenant's review and Landlord and Tenant shall examine the Premises and shall agree on a final punch list which shall specify the items of work that require correction, repair or replacement. Tenant shall approve such punch list in writing within five (5) business days of the walk-through.

         8. Tenant Actions. If Tenant, with Landlord's prior written consent, employs or acts as its own architect to provide any portion of Tenant's Plans, Tenant shall assume all liability and responsibility for that portion of Tenant's Plans provide by Tenant or Tenant's architect for compliance with all applicable codes and ordinances. If Tenant, with Landlord's prior written consent, employs or acts as its own contractor, Tenant shall assume all liability and responsibility for the improvements to be constructed in accordance with Tenant's Plans and all applicable codes and ordinances and notwithstanding anything in this Lease to the contrary, the Commencement Date shall not be later than the Estimated Commencement Date unless agreed to otherwise by Landlord in writing. Tenant's liability shall include, but not be limited to paying all architectural, engineering and construction costs to correct Tenant's Plans and the Tenant Work to comply with all applicable codes and ordinance. Notwithstanding Landlord's written consent for Tenant to assume responsibility in the design or construction of the improvements, Landlord reserves the right to complete such design or construction without interference from Tenant, Tenant's architect or contractor, if such work is not being pursued diligently.

         9. Possession by Tenant. By occupying the Premises, Tenant shall be deemed to have accepted same as suitable for the purpose herein intended and to have knowledge that same comply fully with Landlord's obligations, except as to items contained in the punch list prepared as provided in Paragraph 7(d). Landlord agrees to correct and complete any such items outlined in the punch list as soon as practicable. Within fifteen (15) days after Tenant's receipt of a request from landlord, Tenant shall execute a certificate confirming the Commencement Date and certifying that Tenant has accepted delivery of the Premises and that the condition of the Premises complies with Landlord's obligations hereunder.

                                   exhibit D-1

                            PROPOSED FURNITURE LAYOUT
                                   GALAXY MALL
                                    exhibit E

                               OPERATING EXPENSES

         In addition to the Basic Rental payable by Tenant under this Lease, Tenant shall pay additional rent determined as follows:

     1. The Operating Expenses (as hereinafter defined) attributable to the Premises shall be computed by multiplying the "Operating Expenses Per Square Foot of RA" (as defined in Paragraph (7) below) by the RA of the Premises. For the purpose of this Exhibit E, the term "Operating Expenses" shall mean the sum of (i) any and all costs, expenses and disbursements of every kind and character, which Landlord shall incur, pay or become obligated to pay in connection with the ownership of any estate or interest in, operation, maintenance, repair, replacement and security of the Applicable Leased Buildings (as hereafter defined), or any portion thereof and (ii) the Applicable Share (as hereunder defined) of all costs, expenses and disbursements of every kind and character which Landlord shall incur, pay or become obligated to pay in connection with the ownership, operation, maintenance, repair, replacement and security of the Shared Park Facilities in each instance, determined in accordance with generally accepted accounting principles consistently applied, including but not limited to the following:

         (a) Wages, salaries and other benefits of all employees of Landlord and/or any managing agent who are engaged in the operation, repair, replacement, maintenance and security of the Applicable Leased Buildings and/or the Shared Park Facilities and any property manager for the Park (including without limitation, payroll, unemployment, social security and other taxes, insurance, vacation, holiday and sick pay and other fringe benefits, but excluding any profit sharing benefits) management fees of any managing agent of the Applicable Leased Buildings and/or the Shared Park Facilities and legal fees and expenses incurred in connection with the Applicable Leased Building and/or the Shared Park Facilities.

         (b) All supplies, equipment and materials used in the operation, maintenance, repair, replacement and security of all or any portion of the Applicable Leased Buildings and/or the Shared Park Facilities. A charge for depreciation of equipment so used may be included in Operating Expenses.

         (c) Annual cost of all capital improvements made to the Applicable Leased Buildings and/or the Shared Park Facilities which although capital in nature can reasonably be expected to reduce the normal operating costs of the Applicable Leased Buildings and/or the Shared Park Facilities, as well as all capital improvements made in order to comply with any statutes, rules, regulations or directives of any governmental authority relating to energy conservation, public safety or security or access for disabled individuals, as amortized (with interest on the unamortized balance at the market rate then generally available for such improvements) over the useful life of such improvements by Landlord for federal income tax purposes.

         (d)  Cost  of  all  utilities,   other  than  the  cost  of  excess  or
individually metered utilities supplied to tenants of the Applicable Leased Buildings which is actually reimbursed to Landlord by such tenants.

         (e) Cost of all maintenance and service agreements on equipment relating to or in the Applicable Leased Buildings and/or the Shared Park Facilities, including without limitation alarm service, HVAC service, security service, and elevator maintenance, and window cleaning for the Applicable Leased Buildings and/or Shared Park Facilities.

         (f) Cost of casualty, rental abatement and liability insurance applicable to the Applicable Leased Building and/or the Shared Park Facilities and Landlord's personal property, equipment and fixtures used in connection therewith, together with any other insurance deemed necessary or desirable by Landlord or any holder of a lien secured by the Property, including any deductible under any policy of insurance.

         (g) Cost of repairs, replacements and general maintenance of the Applicable Leased Building and/or the Shared Park Facilities or any portion thereof.

         (h) Cost of service or maintenance contracts for the operation, maintenance, repair, replacement or security of the Applicable Leased Building and/or the Shared Park Facilities or any portion thereof, including without limitation janitorial and cleaning contracts.

         (i) Any costs incurred by reason of easements or restrictions affecting all or any portion of the Applicable Leased Building and/or the Shared Park Facilities (including without limitation any fees, charges or assessments of any property owners association) and any costs incurred in the operation, maintenance, repair, replacement and security of the common and public areas on or serving the Property, or any portion thereof, including, but not limited to, the parking garages or parking facilities serving the Applicable Leased Building and/or the Shared Park Facilities.

         "Operating Expenses" shall not including capital improvements made to the Applicable Leased Building and/or the Shared Park Facilities, other than (A) capital improvements described in subparagraph (1)(c) above and (B) items which, though capital for accounting purposes, are properly considered maintenance and repair items (such as painting of common areas, replacement of carpet, and the like), or payments made by Tenant or other tenants of the Applicable Leased Building, either to third parties or to Landlord, under agreements for direct reimbursement for services.

         "Operating Expenses" shall also not include the following expenses: (i) Taxes, (ii) costs with respect to services for which Landlord is reimbursed by tenants of the Applicable Leased Buildings (other than pursuant to an operating expense escalation provision) provided such service is not of a type being supplied by Landlord to Tenant under this Lease.

     2. For purposes of determining, "Excess Taxes" (as such term is defined in the Basic Lease Information), "Taxes Per Square Foot of RA" shall mean Taxes, (hereinafter defined) attributable to the Applicable Leased Buildings divided by the aggregate rentable square feet of office space in the Applicable Leased Buildings. As used herein, the term "Taxes" shall mean all taxes and assessments and government charges whether federal, state, county or municipal, and whether they be by taxing districts or authorities presently taxing or by others, subsequently created or otherwise, and any other taxes or assessments attributable to the Applicable Leased Buildings and its operations, excluding, however, federal and state taxes on income (except as specifically permitted by this subparagraph (2), together with all costs and expenses of contesting the validity or amount of such taxes and assessments. If at any time during the Lease Term, the present method of taxation shall be changed so that in lieu of or in addition to the whole or any part of the Taxes, there shall be levied, assessed or imposed on Landlord a capital levy or other tax directly on the rents received therefrom and/or a franchise tax, assessment, levy or charge measured by or based, in whole or in part, upon such rents of the Applicable Leased Buildings, then all such taxes, assessments, levies or charges, or the part thereof so measured or based, shall be deemed to be included within the term "Taxes" for purposes of this Exhibit E. Notwithstanding the foregoing, if during any calendar year the Applicable Leased Buildings are not separately taxed from other portions of the Park, then the term Taxes per Square Foot of RA shall be deemed equal to the Taxes for the entire Park multiplied by Applicable Share and divided by the aggregate rentable square feet in the Applicable Leased Buildings.

     3. During the Lease Term, Tenant shall pay as a component of the Adjusted Rental, the Excess Operating Expenses and the Excess Taxes (both as defined in the Basic Lease Information). With respect to each calendar year during the Lease Term commencing with calendar year 1999, Landlord shall have the option of making a good faith estimate of the Excess Operating Expenses and the Excess Taxes for the calendar year in question or the upcoming calendar year as the case may be, and upon thirty (30) days written notice to Tenant may require that Tenant pay said estimated Excess Operating Expenses and estimated Excess Taxes in equal monthly installments in the manner and at the times set forth in Paragraph 3 of the Lease for payment of the Adjusted Rental. Alternatively, Landlord may require payment of the Excess Operating Expenses and the Excess Taxes in a lump sum at the time when the Operating Expenses and Taxes are available for each calendar year. For purposes of calculating the Excess
Operating Expenses and the Excess Taxes payable with respect to any fractional calendar year during the Lease Term, Landlord may either (i) estimate Operating Expenses and Taxes for the portion of the Lease Term during such partial year, or (ii) estimate Operating Expenses and Taxes for the entire calendar year and reduce the same to an amount bearing the same proportion to the full amount of estimated Operating Expenses and estimated Taxes for such year as the number of days in such fractional calendar year bears to the total number of days in such full calendar year. All payments of Excess Operating Expenses and Excess Taxes based upon an estimate of Landlord shall be subject to adjustment as more particularly described in Paragraph 3 of this Exhibit E.

     4. On or before May 1 of each calendar year during the Lease Term (or of the calendar year immediately succeeding the termination of this Lease), or as soon thereafter as practical, Landlord shall furnish to Tenant a statement of the Operating Expenses, the Operating Expenses Per Square Foot of RA and the RA of the Premises for the previous calendar year. If Tenant's total payments of Excess Operating Expenses for any calendar year (or portion thereof) during the Lease Term (based on Landlord's estimate of the Excess Operating Expenses) exceed the Excess Operating Expenses actually due during such year (or portion thereof), then Landlord, at Landlord's sole option, either shall credit to Tenant's account or shall refund to Tenant any overpayment. Likewise, Tenant shall pay to Landlord within ten (10) days after written demand, the amount by which the Excess Operating Expenses for any calendar year (or portion thereof) during the Lease Term, exceed the Excess Operating Expenses payments received by Landlord from Tenant for such calendar Year (or portion thereof).

     5. If the Applicable Leased Buildings taken as a whole shall be less than ninety-five percent (95%) occupied during any calendar year, Operating Expenses for such calendar year shall be increased to equal Operating Expenses for the Applicable Leased Buildings as if they were 95% occupied during such calendar year.

     6. Tenant's obligation to pay additional rent pursuant to this Exhibit E shall survive any termination or expiration of this Lease, and shall continue and shall cover all periods+ up to the termination date of this Lease as calculated pursuant to the Basic Lease Information. If Landlord terminates this Lease without specifically waiving in writing Landlord's right to seek damages against Tenant, Tenant's obligations to pay any and all additional rent pursuant to this Lease shall not terminate as a result thereof.

     7. Definitions. As used herein:

(a) The term "Applicable Leased Buildings" shall mean Buildings ___ as shown on the site plan for the Park provided that (i) if any of said Buildings shall not be occupied by at least one tenant of Landlord for at least 180 days during any calendar year, then such Building shall not be deemed an Applicable Leased Building for such calendar year and
         (ii) if any Park Building other than the Buildings listed above shall be occupied by at least one tenant of Landlord for at least 180 days during any calendar year then such Building shall be deemed an Applicable Leased Building for such calendar year;

(b) The term "Applicable Share" shall mean ___%, provided that if the RA of any Applicable Leased Building or any Park Building shall increase or decrease such percentage shall be appropriately modified, it being the intent of the parties that Applicable Share shall mean the aggregate RA of the Applicable Leased Buildings divided by the RA of all Park Buildings; and

(c) The term "Operating Expenses Per Square Foot of RA" shall mean Operating Expenses during the calendar year in question divided by the aggregate RA of the Applicable Leased Buildings.

                                    Exhibit F

                                   Bankruptcy

         1. If a petition is filed by, or an order for relief is entered against, Tenant under Chapter 7 of the United States Bankruptcy Code (the "Code") and the trustee of Tenant elects to assume this Lease for the purpose of assigning it, the election or assignment, or both, may be made only if all of the terms and conditions of subparagraph a(i) are satisfied. If the trustee fails to elect to assume this Lease for the purpose of assigning it within sixty
(60) days after his appointment, this Lease will be deemed to have been rejected. Landlord shall then immediately be entitled to possession of the Premises without further obligation to Tenant or the trustee, and this Lease will be cancelled. Landlord's right to be compensated for damages in the bankruptcy proceeding, however, shall survive.

         (a) If Tenant files a petition for reorganization under Chapters 11 or 13 of the Code or a proceeding that is filed by or against Tenant under any other chapter of the Code is converted to a Chapter 11 or 13 proceeding and Tenant's trustee or Tenant as a debtor-in-possession fails to assume this Lease within sixty (60) days from the date of the filing of the petition or the conversion, the trustee or the debtor-in-possession will be deemed to have rejected this Lease. To be effective, an election to assume this Lease must be in writing and addressed to Landlord and, in Landlord's business judgment, all of the following conditions, which Landlord and Tenant acknowledge to be commercially reasonable, must have been satisfied.

         (i) The trustee or the debtor-in-possession has cured or has provided to Landlord adequate assurance, as defined in this subparagraph a, that:

         (1) The trustee will cure all monetary defaults under this Lease within ten (10) days from the date of the assumption; and

         The Trustee will cure all non-monetary defaults under this Lease within thirty (30) days from the date of the assumption.

         (2) The trustee or the debtor-in-possession has compensated Landlord, or has provided to Landlord adequate assurance, as defined in this subparagraph a, that within ten (10) days from the date of the assumption Landlord will be compensated for any pecuniary loss Landlord incurred arising from the default of Tenant, the trustee, or the debtor-in-possession as recited in Landlord's written statement of pecuniary loss sent to the trustee or the debtor-in-possession.

         (3) The trustee or the debtor-in-possession has provided Landlord with adequate assurance of the future performance of each of Tenant's obligations under this Lease; provided, however, that:

         The trustee or debtor-in-possession will also deposit with Landlord, as security for the timely payment of rental, an amount equal to three months' Adjusted Rental and other monetary charges accruing under this Lease.

         From and after the date of the assumption of this Lease, the trustee or debtor-in-possession will pay when due each Adjusted Rental payment due hereunder.

         The obligations imposed upon the trustee or the debtor-in-possession will continue for Tenant after the completion of bankruptcy proceedings.

         (4) Landlord has determined that the assumption of this Lease will not breach any provision in any other lease, mortgage, financing agreement, or other agreement by which Landlord is bound relating to the Premises.

         (5) For purposes of this subparagraph a, "adequate assurance" means that:

         Landlord will determine that the trustee or the debtor-in-possession has, and will continue to have, sufficient unencumbered assets after the payment of all secured obligations and administrative expenses to assure Landlord that the trustee or the debtor-in-possession will have sufficient funds to fulfill Tenant's obligations under this Lease; and

         (6) An order will have been entered segregating sufficient cash payable to Landlord and/or a valid and perfected first lien and security interest will have been granted in property of Tenant, trustee, or debtor-in-possession that is acceptable for value and kind to Landlord, to secure to Landlord the obligation of the trustee or debtor-in-possession to cure the monetary or nonmonetary defaults under this Lease within the time periods set forth above.

         (b) In the event that this Lease is assumed by a trustee appointed for Tenant or by Tenant as debtor-in-possession under the provisions of subparagraph a and, thereafter, Tenant is either adjudicated a bankrupt or files a subsequent petition for rearrangement under Chapter 11 of the Code, then Landlord may terminate, at its option, this Lease and all Tenant's rights under it, by giving written notice of Landlord's election to terminate.

         (c) If the trustee or the debtor-in-possession has assumed this Lease, under the terms of subparagraph a, to assign or to elect to assign Tenant's interest under this Lease or the estate created by that interest to any other person, that interest or estate may be assigned only if Landlord acknowledges in writing that the intended assignee has provided adequate assurance, as defined in this subparagraph c, of future performance of all of the terms, covenants, and conditions of this Lease to be performed by Tenant.

         For the purposes of this subparagraph c, adequate assurance of future performance means that Landlord has ascertained that each of the following conditions has been satisfied:

         (i) The assignee has submitted a current financial statement, audited by a certified public accountant, that shows a net worth and working capital in amounts determined by Landlord to be sufficient to assure the future performance by the assignee of Tenant's obligation under this Lease;

         (ii) If requested by Landlord, the assignee will obtain guarantees, in form and substance satisfactory to Landlord, from one or more persons who satisfy Landlord's standards of credit worthiness; and

         (iii) Landlord has obtained all consents or waivers from any third party required under any lease, mortgage, financing arrangement, or other agreement by which Landlord is bound, to enable Landlord to permit the assignment.

         (d) When, pursuant to the Code, the trustee or the debtor-in-possession is obligated to pay reasonable use and occupancy charges for the use of all or part of the Premises, the charges will not be less than the Adjusted Rental then required to be paid by Tenant hereunder.

         (e) Neither Tenant's interest in this Lease nor any estate of Tenant created in this Lease will pass to any trustee, receiver, or assignee for the benefit of creditors, or any other person or entity, or otherwise by operation of law under the laws of any state having jurisdiction of the person or property of Tenant, unless Landlord consents in writing to this transfer. Landlord's acceptance of rental or any other payments from any trustee, receiver, assignee, person, or other entity will not be deemed to have, the need to obtain Landlord's consent or Landlord's right to terminate this Lease for any transfer of Tenant's interest under this Lease without that consent.

                                    exhibit G

                                 orem site plan

City of Orem                         EXHIBIT H                     Appendix E

                     TIMPANOGOS RESEARCH AND TECHNOLOGY PARK
                            DECLARATION OF COVENANTS,
                           CONDITIONS AND RESTRICTIONS


                     TIMPANOGOS RESEARCH AND TECHNOLOGY PARK

              DECLARATION OF COVENANTS; CONDITIONS AND RESTRICTIONS

         This Declaration is made this 10th day of April, 1984 by the City of Orem, Utah, a Utah municipal corporation hereinafter referred to as "Declarant."

                                   Witnesseth:

         WHEREAS; Declarant is the owner of certain property in the City of Orem, County of Utah, State of Utah, known as the Timpanogos Research and Technology Park, which is more particularly described in "Exhibit A" attached hereto and by this reference incorporated herein, hereinafter referred to as the "Entire Property"; and

         WHEREAS, Declarant desires to create on the Entire Property a research and technology park and desires to provide for the preservation of the values and amenities in said development. To this end, and for the benefit of the Entire Property and the Owners thereof, Declarant desires to subject the Entire Property to the covenants, conditions, restrictions charges and liens hereinafter set forth; and

         WHEREAS, Declarant desires to develop the Entire Property in individual units (hereinafter referred to as "Lots"), each of which shall be subject to this Declaration.

         NOW, THEREFORE, Declarant hereby declares that the Entire Property described above shall be held, sold, conveyed, transferred, developed, leased, subleased, and occupied subject to the following covenants, conditions and restrictions which shall run with the Entire Property or any portion thereof and which are for the purpose of protecting the value and desirability of the Entire Property, and every portion thereof, and shall be binding upon all parties having any right, title, or interest in the Entire Property or any portion thereof, their heirs, successors and assigns, and shall inure to the benefit of each Owner thereof.

                                   ARTICLE 1
                                   Definitions

         Section 1. "Owner" shall mean the record owner, whether one or more persons or entities, fee simple title to any Lot which is part of the Entire Property (or in the event of a sale/leaseback transaction involving any Lot, the lessee or lessees thereunder) but excluding those having such interest solely as security for the performance of any obligation in which event the equitable owner of such fee simple title shall be deemed to be the Owner thereof.

         Section 2. "Lot" shall mean any parcel of land shown upon any recorded subdivision plat of the Entire Property, except dedicated public rights-of-way.

         Section 3. "Committee" shall mean the Architectural and Development Control Committee as defined in Article III hereof.

         Section 4. "Declarant" shall mean the City of Orem, Utah or its Successors and Assigns, if such successors and assigns are the owners of any portion of the Entire Property an/or are designated by the City of Orem, Utah to perform the obligations of Declarant hereunder.

         Section 5. "Building" shall mean and include, but not be limited to, the main portion of a structure built for permanent use and all projections or extensions thereof, including but not limited to garages, outside storage structures and areas, outside platforms, canopies, enclosed malls and porches.

         Section 6. "Improvements" shall mean and include, but not be limited to, buildings, driveways, exterior lighting, fences, landscaping, lawns, loading areas, parking areas, retaining walls, roads, screening walls, signs, utilities, walkways, and berms, which are located on a Lot.

         Section 7. "Landscaping" shall mean a space of ground covered with lawn, living ground cover, shrubbery, trees and similar vegetation which may be complimented with earth berms, masonry or similar materials, all harmoniously combined with other improvements.

         Section 8. "Occupant" shall mean an entity, whether it be an individual, corporation, joint venture, partnership or association, which has purchased, leased, rented or otherwise legally acquired the right to occupy and use any building or Lot, whether or not such right is exercised.

         Section 9. "Park" shall mean the Entire Property as from time to time developed and known as the "Timpanogos Research and Technology Park."

         Section 10. "Land Areas" shall mean the entire parcel referred to except dedicated public rights-of way.

         Section 11. "Set Back" shall mean the distance from the property line of the Lot to the Improvement that is subject to the Set Back requirement is provided for in this Declaration.

                                   ARTICLE 2
                                      USES

         Section 1. Entire Property: Each Lot shall be developed pursuant to a conditional use permit issued by the City. No portion of the Entire Property may be occupied by any use which is in violation of applicable ordinances, laws, and regulations of any governmental entity having jurisdiction over the use of any portion of the Entire Property.

         Section 2. Partial Prohibition: No portion of the Entire Property shall be used for activities other than those related to, compatible with, or in support of scientific, technological or innovative research and development, both basic and applied, and those uses which will allow the Timpanogos Research and Technology Park to be self-sufficient and self-contained. Research and production operations may be permitted wherein: (1) because of the nature of the technology involved in such production (such as the production of integrated circuits and solid state products), the research and production facilities on said land are mutually dependent, or (2) the production operations are: (i) developmental in nature, and (ii) are substantially dependent on frequent and close collaboration with research personnel working in these facilities. However, support services directly related to and in support of the ongoing purposes and nature of the Park or for the establishment of a public park and/or recreational facilities for the use and enjoyment of Park tenants and others may be permitted. All support services shall be located within the main buildings. The type and location of all uses shall be approved by the Orem City Council.

         Section 3. Performance Standards: No Lot or Improvement shall be used for any activity which does not comply with federal, state, and local laws and regulations regarding noise, odor, air quality, water quality, waste water discharge, electrical interference, and hazardous materials.

         Section 4. Hours of Use: The Declarant may determine hours of use of each business as a requirement of the Conditional Use Permit.

                                   ARTICLE 3
                     Architectural and Development Controls

         Section 1. Architectural and Development Control Committee: The Orem City Council shall appoint a five (5) member Architectural and Development Control Committee, herein referred to as the "Committee," the function of which shall be to insure that all improvements on the Entire Property harmonize with existing surroundings and structures and meet the restrictions and requirements described in this Declaration or as contained in any Development Guidelines established by the Declarant.

         Section 2. Submission to Committee: No Improvement shall be constructed and no significant alteration of any Improvement situated on a Lot shall be performed, unless complete plans and specifications therefore have first been submitted to and approved in writing by the Committee, which approval shall not be unreasonably refused.

         Section 3. Approval Procedure: Any plans and specifications submitted to the Committee shall be approved or disapproved by it in writing within thirty
(30) days after submission. In the event the Committee fails to take any action within such period, it shall be deemed to have approved the material submitted; provided, however, that with respect to any such material which constitutes a variation or waiver of any of the requirements in this Declaration stated, such variation or waiver shall be deemed to have been refused. Approval by the Committee shall be in addition to, and shall not supercede compliance with all City requirements involving, but not limited to, the conditional use permit controlling the development of the Lot.

         Section 4. Standards: In deciding whether to approve or disapprove plans and specifications submitted to it, the Committee shall use its best judgment to insure that all improvements, construction, landscaping, and alterations on Lots within the Entire Property conform to and harmonize with the requirements and restrictions of this Declaration.

         Section 5. Development Guidelines:

               (a) The Declarant shall adopt such Development Guidelines as it deems necessary to inform owners and interested parties of the standards which will be applied in approving or disapproving proposed construction.

               (b) Such guidelines may amplify but may not be less restrictive than the regulations and restrictions stated in this Declaration and shall be binding upon all Owners of Lots within the Entire Property provided, however, that such Owners may modify such guidelines as set forth in Article V. Section 4 of this Declaration.

               (c) Such guidelines shall specifically state the rules and regulations of the Declarant with respect to the submission of plans and specifications for approval, time or times within which such plans and specifications must be submitted, and state such other rules, regulations, and policies which the Committee will consider in approving or disapproving proposed construction of or alteration to Improvements.

         Section 6. Basis for Approval: Review and approval by the Committee must be based upon the standards set forth in this Declaration and in the Development Guidelines. The Committee shall consider not only the quality of the specific proposal but also its effect and impact upon neighboring Lots, the Entire Property, and the surrounding residential neighborhoods

         Section 7. No liability for damages: The Committee shall not be liable for damages by reason of any action, inaction, approval, or disapproval by it with respect to any requirement made pursuant to this Article.

         Section 8. Declarant's Obligation: Declarant hereby covenants in favor of each Owner that all Improvements erected by it shall be architecturally compatible with respect to one another, with this Declaration, and with the Development Guidelines.

                                   ARTICLE 4
                                  Improvements

         Improvements on Lots shall be constructed strictly in accordance with the following restrictions and requirements:

               Section 1. Construction of Improvements:

                    (a) Temporary Structures: No temporary building or other temporary structure shall be permitted on any Lot: provided, however, that trailers, temporary buildings and the like shall be permitted for construction purposes during the construction period of a permanent building. Such structures shall be placed as inconspicuously as practicable, shall cause no inconvenience to Owners or Occupants or other Lots, and shall be removed no later than the date of the issuance of an occupancy permit for the Building in connection with which the temporary structure was used.

                    (b) Construction Period: Construction of principal buildings shall be commenced within twelve (12) months of the date of closing of the purchase of the lot provided, however, that the Declarant may grant a one (1) time written extension of up to one (1) year's time period upon conditions it deems appropriate. In order to ensure that construction begins within the twelve
(12) month period, the owner shall post a cash bond equal to ten percent (10%) of the purchase price of the Lot(s) purchased at the time the lot was purchased. In the event construction is not begun within the twelve (12) month period and no extension is granted, the Owner shall deed the property and all improvements thereon back to the Declarant, free of all title defects and encumbrances of any kind, the Declarant shall pay to the Owner a sum equal to the purchase price of the Lot, and the bond shall be forfeited to Declarant as liquidated damages. If construction is begun in a timely fashion. Declarant shall reimburse the amount of the bond plus interest accrued thereon to the owner upon issuance of the final occupancy permit by the City.

         Section 2. Location of Buildings

                    (a) Setbacks: Buildings on all Lots shall be set back a minimum of fifty (50) feet from any dedicated street and twenty (20) feet from any other property line.

                    (b) Land Coverage: The size of any Lot shall be limited to a minimum of three (3) acres and a maximum of twenty-five (25) acres. All building and parking areas on any Lot shall not occupy more than sixty (60) percent of the total area of said Lot. The remaining portion of the Lot, not to be less than forty (40) percent, shall be landscaped.

         Section 3. Building Standards: Buildings shall be constructed according to the following standards and guidelines:

                    (a) Materials: All structures must be finished on all sides with materials approved by the Committee. The following materials shall not be allowed for exterior finish: Metal clad, metal roofs, wooden and metal materials other than accent trim, concrete block and plaster. Acceptable finishing materials include brick, glass, and select forms of aggregate.

                    (b) Colors: All buildings shall be finished in colors which will blend with the environment

                    (c) Height: Building height is restricted to a maximum of thirty-six (36) feet exclusive of roof mounted mechanical equipment.

                    (d) Outside Storage: All storage and storage activities outside of the main buildings, except loading and unloading, shall be conducted within a building or enclosure constructed with the same exterior finish as the main building. The design of all storage buildings and enclosures shall be approved by the Committee.

         Section 4. Parking Areas: Parking Areas shall be constructed and maintained by the Owner as follows:

                    (a) Parking Surfaces: All parking spaces, parking areas and driveways must be constructed in accordance with standards established by the City.

                    (b) Parking Setbacks: All parking areas shall be set back a minimum of fifty (50) feet from all dedicated public streets. Where possible, all parking areas shall be located to the rear of the building(s).

                    (c) Parking Requirements: Parking on public streets within the Park is prohibited. There shall be sufficient land allocated by the Owner to provide one space per 300 square feet of gross floor area. The minimum parking requirements may be modified by the Declarant in its judgment and discretion.

                    (d) Screening of Parking  Areas:  All parking areas shall be
substantially   screened  from  streets  and  adjoining   Lots  by   appropriate
landscaping.

         Section 5. Site Landscaping:

                    (a) Landscaping and lighting plans shall be submitted to the Declarant for approval as a part of the site plan.

                    (b) All site landscaping requirements shall be completed within ninety (90) days of completion of the building construction. However, this requirement may be varied by the Declarant.

         Section 6. Signs shall be in conformance with standards and guidelines established by the City.

         Section 7. Maintenance: Buildings, Landscaping, and other improvements shall be continuously maintained so as to preserve a well kept appearance. If the Committee is not satisfied with the level of maintenance on a Lot, it shall so notify the Owner in writing and the Owner shall have thirty (30) days thereafter in which to restore its Lot to a level of maintenance acceptable to the Committee. If in the Committee's opinion, the Owner has failed to bring the Lot to any acceptable standard within such thirty (30) day period, the Committee may order the necessary work performed on the Lot at the Owner's expense. Failure to properly maintain Improvements shall be adequate grounds for revocation of the Conditional Use Permit by the City.

         Section 8. Utility Connections: All utility lines, connections and installations must be underground and rise within a building or fixture. Any external transformers, meters, or similar fixtures shall be installed below ground level or shall be located no more than three (3) feet from a building, must be installed no more than three (3) feet above ground level and must be screened.

         Section 9. Mechanical Equipment: All mechanical equipment incidental to any building, including roof mounted mechanical equipment, shall be totally enclosed or screened so as to be an integral part of the architectural design of the building to which it is attached or related unless otherwise approved by the Committee and the Declarant.

                                   ARTICLE 5
                               General Provisions

         Section 1. Enforcement: The Declarant, the Committee, or any Owner shall have the right to enforce, by any proceeding at law or in equity, all restrictions, conditions, covenants, and reservations of this Declaration. Failure of the Declarant, the Committee or any Owner to enforce any covenant or restriction herein contained shall in no event be deemed a waiver of the right to do so thereafter.

         Section 2. Severability: Invalidation of any one of these covenants or restrictions by judgment or court order shall in no way affect any other provisions which shall remain in full force and effect.

         Section 3. Duration: The covenants and restrictions of this Declaration shall run with and bind the land for a term of twenty (20) years from the date this Declaration is recorded, after which time they shall be automatically extended for successive periods of ten (10) years, to a maximum of 99 years unless terminated at the end of any such period by vote of the Owners and Declarant as set forth in Section 4 of this Article.

         Section 4. Modification, Consents, Terminations and Amendments: Any modification of the Development Guidelines (as authorized to be established in Article III Section 5 hereof), termination of this Declaration (as set forth in
Article V Section 3 hereof) or amendments of this Declaration shall take place only by the affirmative vote of two-thirds of all votes entitled to be voted. Each Owner, except Declarant, shall have one vote for each acre of land, or any fraction thereof owned by it. Declarant shall have votes equal to the total votes of all Owners other than Declarant or one vote per acre or any fraction thereof owned by it in the Entire Property, whichever is greater. Any modification of this Declaration must be recorded.

         Section 5. No Severance of Right From Ownership of a Lot: No Owner of any Lot shall convey his interest under this Declaration.

         Section 6. Interpretation: The captions which precede the Articles and Sections of this Declaration are for convenience only and shall in no way affect the manner in which any provision hereof is construed. Whenever the context so requires, the singular shall include the plural, the plural shall include the singular, the whole shall include any part thereof, and any gender shall include both genders. The provisions of any portion of this Declaration shall be liberally construed to effect all of its purposes. These Covenants, Conditions and Restrictions shall be construed in accordance with the laws of the State of Utah.

         PASSED AND APPROVED this 10th day of April, 1984.

                                                DeLance W. Squire
                                                ------------------------
                                                CITY OF OREM, BY
                                                DeLance W. Squire, Mayor


         ATTEST:

         Phillip Goodrich
         ------------------------------------
         Phillip C. Goodrich, City Recorder

         STATE OF UTAH              )
                           :        ss.
         COUNTY OF UTAH             )


         On the 14th day of March, 1985,  personally  appeared before me DeLance
W. Squire, who, being by me duly sworn, did say that he is the Mayor of the City of Orem, a Utah municipal corporation, that the foregoing instrument was signed in behalf of said City of Orem by authority of its ordinances and State law and the said DeLance W. Square acknowledged to me that said City of Orem executed the same.

                                                             Melody Downey
                                                             -------------
                                                             NOTARY PUBLIC
My Commission expires:  July 27, 1986
                        -------------
Residing at:  Orem, Utah
              ----------

         Timpanogos Research and Technology Park Boundary Description

         Commencing at the Southeast Corner of Section 2, Township 6 South, Range 2 East, Salt Lake Base and Meridian: thence S 89(degree) 54' 39" W along the Section Line 1679.04 feet: Thence N 0(degree) 05' 21" W 792.00 feet; thence S 89(degree) 54' 39" W 330.03 feet: thence N 0(degree) 05' W 1677.89 feet to the North Right-of-Way Line of the Murdock Canal; thence N 74(degree) 34' 30" E along said Right-of-Way Line 155.91 feet to a point of curvature of a 235.00 foot radius curve to the right: thence along said curve and said Right-of-Way Line 151.76 feet through a central angle of 37(degree) 00' 04": thence N
0(degree) 58' 39" W 194.68 feet on the North Right-of-Way Line of 1600 North Street; thence along said Right-of-Way Line the next five courses; S 89(degree) 37' E 521.35 feet to a point of curvature of a 533.00 foot radius curve to the right; thence along said curve 191.79 feet through a central angle of 20(degree) 37'; thence S 69(degree) 00' E 476.34 feet to a point of curvature of a 533.00 foot radius curve to the right; thence along said curve 158.14 feet through a central angle of 17(degree) 00'; thence S 52(degree) 00' E 494.01 feet to the Section Line; thence S 1(degree) 00' 22" E along the Section Line 2103.89 feet to the Point of Beginning.

         Contains 109.7155 acres.

         Basis of Bearing is the Utah State Plane  Coordinates  System,  Central
Zone

                                    Exhibit I

                                     Parking

         Provided Tenant is not in default hereunder, Tenant shall be permitted to use the parking area situated upon the Land for parking (i.e. 1 parking space for each 300 rentable square feet of the Premises), on a free and unreserved basis subject to such terms, conditions and regulations as are from time to time applicable to patrons of said parking area. Notwithstanding the foregoing, Landlord reserves the right to designate, in its sole discretion, certain parking spaces as reserved spaces as Landlord so chooses. Tenant agrees that without written permission from Landlord, Tenant and Tenant's agents and employees shall not park within the areas so designated by Landlord as reserved spaces, or spaces for visitors, handicapped, security and service vehicles. Landlord shall not be liable or responsible for any loss of or to any car or vehicle or equipment or other property therein or damage to property or injuries (fatal or nonfatal) from any cause whatsoever while such car or vehicle is on the Land or parked within said parking areas. Landlord may make, modify, and enforce rules and regulations relations to the parking of vehicles and Tenant will abide by such rules and regulations provided same do not materially and adversely affect Tenant's parking hereunder. Landlord shall have no liability to Tenant, its employees and visitors for any damage, loss, injury, etc. to person or property by reason of Tenant's use of the parking area.

                                    Exhibit J

                              Right of first offer

         If at any time after the Commencement Date during the initial Term of the Lease, Landlord desires to lease the Right of First Offer Space as defined in the Basic Lease information (the "ROFO space") to a third party, Landlord will give Tenant prompt written notice of such availability, the date of the availability, the Basic Rental which Landlord will be offering to lease the ROFO Space and all other material terms. For a period of ten (10) business days after Tenant's receipt of Landlord's notice, provided Tenant is not in default hereunder on the day Tenant exercises such right and on the commencement date of the new Lease. Tenant will have the right (the "ROFO Right") to notify Landlord of its desire to lease the ROFO Space at the Basic Rental and other materials terms set forth in Landlord's notice. If Landlord shall timely receive Tenant's notice of its desire to lease ROFO Space, Landlord and Tenant will execute a lease memorializing Tenant's lease for the ROFO Space, which will contain the terms set forth in Landlord's notice and the terms and transaction. Tenant's failure to timely notify Landlord of its desire to Lease the ROFO Space being offered within the time period set forth above will be deemed a waiver of Tenant's ROFO Right with respect to such ROFO Space and such offer. TIME SHALL BE OF THE ESSENCE with respect to Tenant exercising its ROFO Right. This Right of First Offer is subject to the prior rights of any other tenant.